SCUDDER
                                                                 INVESTMENTS(SM)
                                                                      [LOGO]


Scudder Variable Life
Investment Fund












Semiannual Report
June 30, 2000













An open-end management investment company that offers shares of beneficial interest in nine types of diversified portfolios.

Contents
--------------------------------------------------------------------------------

     2   Letter from the Fund's President    Large Company Growth Portfolio

                                                 48   Portfolio Management Discussion
Money Market Portfolio
                                                 49   Performance Update
     3   Portfolio Management Discussion
                                                 50   Portfolio Summary
     4   Investment Portfolio
                                                 51   Investment Portfolio
     5   Financial Statements
                                                 54   Financial Statements
     7   Financial Highlights
                                                 57   Financial Highlights
Bond Portfolio
                                             21st Century Growth Portfolio
     8   Portfolio Management Discussion
                                                 58   Portfolio Management Discussion
     9   Portfolio Summary
                                                 59   Performance Update
    10   Investment Portfolio
                                                 60   Portfolio Summary
    13   Financial Statements
                                                 61   Investment Portfolio
    15   Financial Highlights
                                                 65   Financial Statements
Balanced Portfolio
                                                 68   Financial Highlights
    16   Portfolio Management Discussion
                                             Global Discovery Portfolio
    17   Portfolio Summary
                                                 69   Portfolio Management Discussion
    18   Investment Portfolio
                                                 70   Performance Update
    23   Financial Statements
                                                 71   Portfolio Summary
    26   Financial Highlights
                                                 72   Investment Portfolio
Growth and Income Portfolio
                                                 76   Financial Statements
    27   Portfolio Management Discussion
                                                 79   Financial Highlights
    28   Performance Update
                                             International Portfolio
    29   Portfolio Summary
                                                 80   Portfolio Management Discussion
    30   Investment Portfolio
                                                 81   Performance Update
    34   Financial Statements
                                                 82   Portfolio Summary
    37   Financial Highlights
                                                 83   Investment Portfolio
Capital Growth Portfolio
                                                 87   Financial Statements
    38   Portfolio Management Discussion
                                                 90   Financial Highlights
    39   Performance Update

    40   Portfolio Summary                       91   Notes to Financial Statements

    41   Investment Portfolio

    44   Financial Statements

    47   Financial Highlights

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report the results of the Scudder Variable Life Investment Fund for the six-month period ended June 30, 2000. The global financial markets experienced unusual volatility during the first half of the year. A powerful first-quarter rally in growth stocks gave way to a violent correction during April and May, as concerns built that the Fed would be forced to raise interest rates several times in order to stem inflation pressures. Just as market sentiment reached its nadir, however, the U.S. economy began to show signs of cooling to a more manageable rate of growth. Taking this to mean that the Fed would be less likely to raise rates over the second half of the year, investors moved back into equities during June. The net result of these fluctuations was that the U.S. market, as measured by the S&P 500, finished the period virtually unchanged.

We believe that the lesson from the last six months is that no matter what is taking place in the financial markets, it is essential to stay focused on your goals and ensure that your investments are appropriately suited for your needs. For many investors, however, the strong performance of the U.S. stock market during the second half of the 1990s diminished the attractiveness of diversification. But as the events of the first half of 2000 demonstrated, diversification remains as important as ever. In a period in which stocks experienced significant volatility, investors who abandoned their investment plan in favor of a heavy weighting in more aggressive sectors generally saw their portfolios lose substantial ground. On the other hand, portfolios with exposure to stocks (both international and domestic), fixed income securities, and money market funds were generally better positioned to ride out the market's fluctuations.

Unless you plan to devote your energies to investing every day, we think that you will benefit from taking a long-term approach that includes exposure to several asset classes. As a shareholder of the Scudder Variable Life Investment Fund Portfolios, you already have access to a wide range of investment products that can help you build a well-rounded portfolio. In the most recent six-month reporting period, six of the nine portfolios beat the average return for other funds in their respective categories, according to Lipper Analytical Services.

On the following pages, you will find summaries of each portfolio's performance and investment strategy over the six-month reporting period. Thank you for your continued investment in Scudder Variable Life Investment Fund.

Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President,
Scudder Variable Life Investment Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Money Market Portfolio

Dear Shareholders,

The Money Market Portfolio provided shareholders with a stable $1.00 share price and a competitive yield during its most recent semiannual period ended June 30, 2000. The portfolio's 30-day net annualized yield was 6.13% as of June 30. For the six months ended June 30, 2000, the portfolio posted a 2.92% total return. This performance surpassed the 2.80% average return for funds in the Variable Life Money Market Category for the same period, according to Lipper Analytical Services, Inc. Among its peers, the portfolio ranked in the top 15% of 106 funds in its Lipper category for total return performance.

Money market securities are directly impacted by changes in short-term rates, especially the federal funds rate, an important benchmark that is closely watched by fixed income investors. With the U.S. economy strong, unemployment near an all time low, and consumer confidence high, concerns over a possible acceleration of the inflation rate continued to take center stage during the first six months of 2000. In light of these economic conditions, the Federal Reserve continued to raise the federal funds rate, up to 6.50% as of June 30. The Fed's actions have created a favorable environment for money market investors because short-term interest rates are rising and real yields (taking inflation into account) are providing investors with attractive returns.

In managing the portfolio, we focus on maintaining its average life within a target range and selecting securities that will benefit the portfolio given current interest rate trends. As a result, we generally do not make significant asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. As Y2K concerns diminished at the beginning of this year, we pursued higher yielding securities and, in terms of maturity, maintained a flexible stance in order to be able to react to changing market conditions. The portfolio's maturity remained significantly shorter than those of its peers, however, given our expectations that rates would continue to rise. At the end of the period, the portfolio had an average maturity of 24 days, compared to about 34 days for the average high quality money market fund as compiled by Lipper.

As the Fed worries about unflagging consumer confidence, it may maintain its upward bias on interest rates for the near term, but we believe it will probably take a cautious approach prior to the November elections. Based on this outlook, we expect to maintain the portfolio's current positioning while seeking to capitalize on attractive opportunities as they arise. The portfolio's management team will continue to collect and analyze economic data and carefully monitor the investment climate as we position the Money Market Portfolio for current income, and stability and liquidity of capital.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.                                /s/Geoffrey A. Gibbs

Frank J. Rachwalski, Jr.                                   Geoffrey A. Gibbs
Lead Portfolio Manager                                     Portfolio Manager

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The portfolio's average maturity remained significantly shorter than its peers over the period, given our expectation that interest rates would continue to rise.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 3
                                      MONEY MARKET PORTFOLIO

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Money Market Portfolio

                                                                 Principal
                                                                 Amount ($)     Value ($)
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Repurchase Agreements 9.9%
----------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%, to be
    repurchased at $11,157,022 on 7/3/2000***
    (Cost $11,151,000) .....................................    11,151,000   11,151,000
[GRAPHIC OMITTED]

----------------------------------------------------------------------------------------
Commercial Paper 50.0%
----------------------------------------------------------------------------------------


 Barton Capital Corp., 6.55%*, 7/7/2000 ....................     8,000,000    7,991,267
 Bavaria Univer FDG, 6.56%*, 7/13/2000 .....................     8,000,000    7,982,507
 Galaxy Funding Inc., 6.17%*, 7/10/2000 ....................     8,000,000    7,987,660
 International Securitization Corp., 6.22%*, 7/5/2000 ......     8,139,000    8,133,375
 Merrill Lynch & Co., 6.631%*, 4/20/2001 ...................     5,000,000    4,999,607
 Moat Funding LLC, 6.7%*, 7/7/2000 .........................     3,000,000    2,948,075
 Preferred Receivables Funding Corp., 6.58%*, 7/7/2000 .....     8,000,000    7,991,227
 Thunder Bay Funding Corp., 6.55%*, 7/11/2000 ..............     8,000,000    7,985,444

----------------------------------------------------------------------------------------
Total Commercial Paper (Cost $56,019,162)                                    56,019,162
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Short-Term Notes 40.1%
----------------------------------------------------------------------------------------

 Bayerische Landesbank, 6.103%, 3/1/2001** .................     5,000,000    4,997,655
 Beneficial Corp., 6.221%, 9/5/2000** ......................     9,000,000    9,000,342
 First Union National Bank, 6.501%, 7/26/2000** ............     8,000,000    8,000,000
 GTE Corp., 6.129%, 1/5/2001** .............................     7,000,000    6,997,206
 Heller Financial Inc., 6.35%, 7/7/2000** ..................     5,000,000    5,000,093
 John Deere Capital Corp., 6.425%, 11/9/2000** .............     5,000,000    5,003,497
 U.S. Bank NA, 6.513%, 7/19/2000** .........................     6,000,000    5,999,788

----------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $44,998,581)                                    44,998,581
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $112,168,743) (a)                112,168,743
----------------------------------------------------------------------------------------


*        Annualized yield at time of purchase; not a coupon rate. (Unaudited)

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of June 30, 2000. Date shown is next reset date.

*** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)      Cost for federal income tax purposes is $112,168,743.

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 4
                                    MONEY MARKET PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Money Market Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $112,168,743) ......................   $ 112,168,743
Cash .........................................................................           2,433
Interest receivable ..........................................................         325,972
Other assets .................................................................           1,237
                                                                              ----------------
Total assets .................................................................     112,498,385
Liabilities
----------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................      12,691,037
Accrued management fee .......................................................          52,264
Accrued accounting fees ......................................................           6,730
Other accrued expenses and payables ..........................................          34,085
                                                                              ----------------
Total liabilities ............................................................      12,784,116
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $  99,714,269
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital ..............................................................      99,714,269
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $  99,714,269
----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
   ($99,714,269 / 99,696,296 outstanding shares of                            ----------------
   beneficial interest, $.01 par value, unlimited number of shares authorized)   $        1.00
                                                                              ----------------


----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Interest .....................................................................   $   5,538,312
                                                                              ----------------
Expenses:
Management fee ...............................................................         327,758
Custodian fees ...............................................................           4,283
Accounting fees ..............................................................          19,474
Auditing .....................................................................          25,116
Trustees' fees and expenses ..................................................           6,370
Reports to shareholders ......................................................           8,190
Other ........................................................................          18,684
                                                                              ----------------
Total expenses, before expense reductions ....................................         409,875
Expense reductions ...........................................................             (97)
                                                                              ----------------
Total expenses, after expense reductions .....................................         409,778
----------------------------------------------------------------------------------------------
Net investment income                                                                5,128,534
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $   5,128,534
----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 5
                                    MONEY MARKET PORTFOLIO

-------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                                       Six Months
                                                                                         Ended         Year Ended
                                                                                     June 30, 2000    December 31,
Increase (Decrease) in Net Assets                                                     (Unaudited)         1999
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................................   $   5,128,534    $   8,452,569
                                                                                  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations .................       5,128,534        8,452,569
                                                                                  ---------------  ---------------
Distributions to shareholders from net investment income ........................      (5,128,534)      (8,452,569)
                                                                                  ---------------  ---------------
Portfolio share transactions at net asset value of $1.00 per share:
Proceeds from shares sold .......................................................     482,696,226      507,640,208
Net asset value of shares issued to shareholders in reinvestment of distributions       5,128,534        8,452,569
Cost of shares redeemed .........................................................    (567,071,519)    (485,284,178)
                                                                                  ---------------  ---------------
Net increase (decrease) in net assets from Portfolio share transactions .........     (79,246,759)      30,808,599
                                                                                  ---------------  ---------------
Increase (decrease) in net assets ...............................................     (79,246,759)      30,808,599
Net assets at beginning of period ...............................................     178,961,028      148,152,429
                                                                                  ---------------  ---------------
Net assets at end of period .....................................................   $  99,714,269    $ 178,961,028
                                                                                  ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 6
                                    MONEY MARKET PORTFOLIO

Financial Highlights

Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                  2000(a)   1999     1998    1997     1996     1995
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $1.000   $1.000   $1.000  $1.000   $1.000   $1.000
                                                         -----------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                                      .029     .049     .052    .051     .050     .055
--------------------------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------------------------
Net investment income                                    (.029)   (.049)   (.052)  (.051)   (.050)   (.055)
                                                         -----------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $1.000   $1.000   $1.000  $1.000   $1.000   $1.000
                                                         -----------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Return (%)                                         2.92**     4.99     5.29    5.25     5.09     5.65
--------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      100      179      148     103       98       80
--------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                      .46*      .43      .44     .46      .46      .50
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                        5.80*     4.90     5.17    5.15     4.98     5.51
--------------------------------------------------------------------------------------------------------------


(a)      For the six months ended June 30, 2000 (Unaudited).

*        Annualized

**       Not annualized


                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 7
                                    MONEY MARKET PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Bond Portfolio

Dear Shareholders,

During the first half of 2000, bond market performance was driven by a variety of countervailing forces. In the Treasury market, short-term bonds were affected by the Federal Reserve's interest rate increases and the belief among investors that several more may be necessary to slow the pace of economic growth. At the same time, longer-term Treasuries were boosted by the government's plan to reduce its outstanding debt. As a result, long-term issues actually offered lower yields than their short-term counterparts for much of the period, a phenomenon that is known as an "inverted yield curve." The net result of these events is that the Treasury market, as a whole, outperformed other sectors of the bond market by a wide margin. In addition, shorter duration corporate bonds (or those with less interest rate sensitivity) beat longer-duration corporates, high-quality bonds generally outperformed those of lesser quality, and liquid issues bested non-liquid issues. This environment proved beneficial for the Bond Portfolio, which is focused on liquid, higher-quality issues, and holds an overweight position in Treasuries. For the six-month period ended June 30, 2000 the Bond Portfolio produced a total return of 3.23%, which trailed the 3.98% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index.

We continue to hold a large weighting in corporate bonds, which make up almost half of the portfolio. About a quarter of this position is in high yield debt, with a concentration in stronger credits that are rated just below investment grade. Within the corporate sector, we are overweighted in bonds issued by companies in the telecommunications, media, and energy groups, where we see the possibility for the most impressive earnings results. The portfolio is also overweight in utilities and underweight in financials, a combination that proved beneficial to performance. We kept duration neutral to that of the benchmark, at a level of approximately 4.75-5.25 years. This has been achieved by employing a "barbell" strategy, where we have concentrated fund holdings in both long- and short-term bonds at the expense of intermediate-term issues.

Looking ahead, we believe that the bond market will remain on hold for the near term as investors strive to determine the extent to which the economy is slowing, and the amount of Fed rate hikes that are in store over the remainder of the year. Given this unsettled environment, we plan to maintain a neutral duration strategy, stay overweighted in Treasuries, and continue to take advantage of pricing exaggerations in the market.

Sincerely,

Your Portfolio Manager

/s/Robert S. Cessine

Robert S. Cessine
Lead Portfolio Manager

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Management continues to find attractive opportunities in corporate bonds.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 8
                                            BOND PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Bond Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees Yearly periods ended June 30 or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

            Bond Portfolio --
                Class A            LBAB Index

         '90     10000               10000
         '91     11001               11069
         '92     12636               12624
         '93     14424               14113
         '94     14092               13927
         '95     15701               15675
         '96     16441               16460
         '97     17813               17803
         '98     19512               19678
         '99     19839               20294
         '00     20542               21218


Bond Portfolio                                                   LBAB Index
-------------------------------------------------------------    ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                      Average      Period Ended        Growth of                      Average
6/30/2000             $10,000       Cumulative      Annual       6/30/2000            $10,000       Cumulative      Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  10,355         3.55%          3.55%       1 Year             $  10,455         4.55%          4.55%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  13,084        30.84%          5.52%       5 Year             $  13,536        35.36%          6.24%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year             $  20,542       105.42%          7.46%       10 Year            $  21,218       112.18%          7.81%
-------------------------------------------------------------    ------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

--------------------------------------------------------------------------------
Asset Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

U.S. Government & Agencies    49%    The portfolio's position in bonds issued by
AAA*                           8%    the U.S. Government and its agencies has
AA                             2%    increased significantly over the past six
A                             18%    months.
BBB                           12%
BB                             8%
B                              3%
----------------------------------
                             100%
----------------------------------
Average Quality: AA
*Category includes cash equivalents


-------------------------------------------------------------    ------------------------------------------------------------
Effective Maturity                                               Diversification
-------------------------------------------------------------    ------------------------------------------------------------
                                                                 Corporate Bonds                                        45%
Less than 1 year                                       12%       U.S. Treasuries                                        30%
1 < 5 years                                            31%       Short Term Investments                                 11%
5 < 8 years                                            14%       U.S. Government Agency Pass-Thrus                       7%
8 < 15 years                                           30%       Asset-Backed Securities                                 3%
15 years or greater                                    13%       Government National Mortgage Assoc.                     3%
                                                                 Collateralized Mortgage Obligations                     1%
-------------------------------------------------------------    ------------------------------------------------------------
                                                      100%                                                             100%
-------------------------------------------------------------    ------------------------------------------------------------

Weighted average effective maturity: 8.8 years




                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 9
                                            BOND PORTFOLIO

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Bond Portfolio

                                                                                             Principal
                                                                                             Amount ($)  Value ($)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 9.5%
------------------------------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%, to be repurchased at $8,531,605 on 7/3/2000*              -----------
    (Cost $8,527,000) ...................................................................    8,527,000   8,527,000
                                                                                                       -----------

------------------------------------------------------------------------------------------------------------------
U.S. Treasuries 30.8%
------------------------------------------------------------------------------------------------------------------

 U.S. Treasury Bond, 6.5%, 2/15/2010 ....................................................    3,950,000   4,085,169
 U.S. Treasury Bond, 6.125%, 8/15/2029 ..................................................    4,225,000   4,267,250
 U.S. Treasury Bond, 6.25%, 5/15/2030 ...................................................    7,000,000   7,344,540
 U.S. Treasury Inflationary Index Note, 3.975, 1/15/2009 ................................    2,000,000   2,055,791
 U.S. Treasury Inflationary Index Note, 3.791%, 4/15/2028 ...............................    2,000,000   2,017,708
 U.S. Treasury Note, 6.625%, 5/31/2002 ..................................................    1,000,000   1,003,750
 U.S. Treasury Note, 6.75%, 5/15/2005 ...................................................    6,575,000   6,728,066

------------------------------------------------------------------------------------------------------------------
Total U.S. Treasuries (Cost $27,625,941)                                                                27,502,274
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 3.1%
------------------------------------------------------------------------------------------------------------------

 Government National Mortgage Association Pass-thru, 7%, 5/1/2029 (a)                                  -----------
    (Cost $2,881,574) ...................................................................    2,843,805   2,762,045
                                                                                                       -----------

------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 7.0%
------------------------------------------------------------------------------------------------------------------

 Federal National Mortgage Association, 5.125%, 2/13/2004 (a) ...........................    1,175,000   1,102,843
 Federal National Mortgage Association, 7.125%, 2/15/2005 (a) ...........................      925,000     928,756
 Federal National Mortgage Association, 8%, 12/1/2012 (a) ...............................       14,459      14,609
 Federal National Mortgage Association, 6.5% with various maturities to 3/1/2028 (a) ....    4,450,768   4,199,017

------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $6,519,356)                                                6,245,225
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 1.6%
------------------------------------------------------------------------------------------------------------------

 Residential Accredit Loans, Inc., Series 1997-A7, 7.25%, 11/25/2027 (a)                               -----------
    (Cost $1,513,117) ...................................................................    1,488,007   1,434,066
                                                                                                       -----------

------------------------------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 1.0%
------------------------------------------------------------------------------------------------------------------
                                                                                                       -----------
 PacifiCorp Australia LLC, 6.15%, 1/15/2008 (Cost $992,070) .............................    1,000,000     922,290
                                                                                                       -----------

------------------------------------------------------------------------------------------------------------------
Asset Backed 2.7%
------------------------------------------------------------------------------------------------------------------

 Automobile Receivables 1.1%
 First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 (a) ..................    1,000,000     992,344
                                                                                                       -----------
 Credit Card Receivables 1.6%
 MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ........................................    1,500,000   1,445,625
                                                                                                       -----------

------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $2,496,688)                                                                     2,437,969
------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 10
                                               BOND PORTFOLIO

                                                              Principal
                                                              Amount ($)    Value ($)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Corporate Bonds 44.3%
-------------------------------------------------------------------------------------

 Consumer Discretionary 2.2%
 Federated Department Stores, 8.5%, 6/15/2003 .............     750,000      756,878
 MGM Grand Inc., 9.75%, 6/1/2007 ..........................     400,000      406,000
 Park Place Entertainment, Inc., 8.5%, 11/15/2006 .........     300,000      294,777
 Tricon Global Restaurants, 7.65%, 5/15/2008 ..............     600,000      538,932
                                                                        ------------
                                                                           1,996,587
                                                                        ------------
 Consumer Staples 2.1%
 Bass North America Inc., 6.625%, 3/1/2003 ................   1,000,000      975,880
 Safeway Inc., 7.25%, 9/15/2004 ...........................     900,000      885,294
                                                                        ------------
                                                                           1,861,174
                                                                        ------------
 Communications 3.1%
 Deutsche Telekom International Financial, 7.75%, 6/15/2005     825,000      823,565
 Nextel Communications, 9.375%, 11/15/2009 ................     600,000      579,000
 Qwest Communications International, 7.5%, 11/1/2008 ......     550,000      526,356
 Sprint Capital Corp., 6.125%, 11/15/2008 .................     925,000      824,517
                                                                        ------------
                                                                           2,753,438
                                                                        ------------
 Financial 13.7%
 Bank of America, 7.8%, 2/15/2010 .........................     925,000      920,264
 BankBoston NA, 6.375%, 4/15/2008 .........................     500,000      455,570
 Bell Atlantic Financial Services, 7.6%, 3/15/2007 ........     700,000      698,572
 Capital One Bank, 8.25%, 6/15/2005 .......................     600,000      596,844
 Chase Manhattan Corp., 5.75%, 4/15/2004 ..................   1,000,000      941,160
 Firststar Bank, 7.125%, 12/1/2009 ........................     500,000      474,410
 Ford Motor Credit Co., 7.375%, 10/28/2009 ................   1,100,000    1,063,997
 GS Escrow Corp., 7%, 8/1/2003 ............................   1,000,000      913,520
 General Electric Capital Corp., 7%, 2/3/2003 .............   1,000,000      995,650
 General Motors Acceptance Corp., 6.15%, 4/5/2007 .........     300,000      276,207
 Goldman Sachs Group, Inc., 7.8%, 1/28/2010 ...............     925,000      915,454
 Merrill Lynch & Co., Inc., 6%, 2/17/2009 .................   1,125,000    1,003,129
 National Westminster Bank, 7.375%, 10/1/2009 .............     400,000      388,756
 PNC Funding Corp., 7%, 9/1/2004 ..........................     550,000      533,451
 Prudential Insurance Co., 6.375%, 7/23/2006 ..............   1,250,000    1,153,000
 Wells Fargo & Co. Bank, NA, 7.55%, 6/21/2010 .............     950,000      940,462
                                                                        ------------
                                                                          12,270,446
                                                                        ------------
 Media 10.1%
 AMFM Inc., 8%, 11/1/2008 .................................   1,000,000    1,003,750
 AT&T Corp.-- Liberty Media Group, 7.875%, 7/15/2009 ......     400,000      382,636
 British Sky Broadcasting, 6.875%, 2/23/2009 ..............   1,450,000    1,273,840
 CSC Holdings, Inc., 7.875%, 12/15/2007 ...................   1,050,000    1,008,000
 Charter Communications Holdings LLC, 8.25%, 4/1/2007 .....   1,000,000      885,000
 News America Holdings, Inc., 9.25%, 2/1/2013 .............   1,000,000    1,080,610
 Outdoor Systems, Inc., 8.875%, 6/15/2007 .................   1,000,000    1,010,000
 TCI Communications, Inc., 8%, 8/1/2005 ...................   1,250,000    1,276,375
 Time Warner, Inc., 9.125%, 1/15/2013 .....................   1,000,000    1,095,900
                                                                        ------------
                                                                           9,016,111
                                                                        ------------
 Durables 1.6%
 Daimler-Chrysler NA Holdings, 7.375%, 9/15/2006 ..........   1,000,000      983,540
 Lear Corp, 7.96%, 5/15/2005 ..............................     500,000      468,970
                                                                        ------------
                                                                           1,452,510
                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 11
                                            BOND PORTFOLIO

                                                        Principal
                                                        Amount ($)    Value ($)
-------------------------------------------------------------------------------

 Manufacturing 1.1%
 International Paper Co., 8.125%, 7/8/2005 ..........     925,000     931,299
                                                                  -----------
 Energy 6.0%
 Barrett Resources Corp., 7.55%, 2/1/2007 ...........     750,000     705,000
 Conoco, Inc., 6.35%, 4/15/2009 .....................     925,000     860,454
 Petroleum Geo-Services, 7.5%, 3/31/2007 ............     550,000     527,951
 Philips Petroleum Co., 8.75%, 5/25/2010 ............     925,000     974,414
 Pioneer Natural Resources, 6.5%, 1/15/2008 .........     300,000     252,000
 Pioneer Natural Resources, 9.625%, 4/1/2010 ........     600,000     618,000
 Texas Eastern Transmission Corp., 10%, 8/15/2001 ...   1,000,000   1,023,230
 Williams Gas Pipeline Center, 7.375%, 11/15/2006 ...     400,000     389,408
                                                                  -----------
                                                                    5,350,457
                                                                  -----------
 Transportation 0.3%
 Delta Air Lines, 7.9%, 12/15/2009 ..................     250,000     233,650
                                                                  -----------
 Utilities 4.1%
 Alabama Power Co., 7.125%, 8/15/2004 ...............   1,000,000     989,200
 Cleveland Electric Illumination Co., 7.67%, 7/1/2004     850,000     837,548
 Detroit Edison Co., 7.5%, 2/1/2005 .................     900,000     891,135
 Niagara Mohawk Power Corp., 6.625%, 7/1/2005 .......   1,000,000     951,480
                                                                  -----------
                                                                    3,669,363
                                                                  -----------

-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $40,273,979)                            39,535,035
-------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $90,829,725) (b)         89,365,904
-------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)      Effective maturities may be shorter due to prepayments.

(b) At June 30, 2000, the net unrealized depreciation on investments based on cost for federal income tax purposes of $90,829,725 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost ..........................   $  348,447

         Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value ..........................    1,812,268
                                                                               -----------
         Net unrealized depreciation ........................................   $1,463,821
                                                                               -----------

--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 2000, aggregated $53,415,455 and $72,291,709, respectively.
   Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 2000 aggregated $55,043,952 and $44,613,799, respectively.

--------------------------------------------------------------------------------

   At December 31, 1999, the Portfolio had a net tax basis capital loss carryforward of approximately $1,178,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007, the expiration date. In addition, from November 1 through December 31, 1999, the Bond Portfolio incurred approximately $1,111,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ending December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 12
                                            BOND PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Bond Portfolio

-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $90,829,725) .................................................   $ 89,365,904
Receivable for investments sold ........................................................................      2,567,115
Interest receivable ....................................................................................      1,307,997
Receivable for Portfolio shares sold ...................................................................         23,869
Other assets ...........................................................................................            142
                                                                                                       ----------------
Total assets ...........................................................................................     93,265,027

Liabilities
-----------------------------------------------------------------------------------------------------------------------
Due to custodian bank ..................................................................................         68,225
Payable for investments purchased ......................................................................      1,261,439
Accrued management fee .................................................................................         35,452
Accrued accounting fee .................................................................................          6,250
Other accrued expenses and payables ....................................................................         21,072
                                                                                                       ----------------
Total liabilities ......................................................................................      1,392,438
-----------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                       $ 91,872,589
-----------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................................................      2,930,830
Net unrealized appreciation (depreciation) on investments ..............................................     (1,463,821)
Accumulated net realized gain (loss) ...................................................................     (5,889,145)
Paid-in capital ........................................................................................     96,294,725
-----------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                       $ 91,872,589
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($91,872,589 / 14,485,205 outstanding shares of   ------------
   beneficial interest, no par value, unlimited number of shares authorized) ...........................   $       6.34
                                                                                                           ------------

-----------------------------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------------------------------
Income:
Interest ...............................................................................................   $  3,278,404
                                                                                                       ----------------
Expenses:
Management fee .........................................................................................        215,183
Custodian fees .........................................................................................          5,213
Accounting fees ........................................................................................         18,951
Auditing ...............................................................................................         13,426
Legal ..................................................................................................            800
Trustees' fees and expenses ............................................................................          8,343
Reports to shareholders ................................................................................          1,409
Other ..................................................................................................          1,735
                                                                                                       ----------------
Total expenses, before expense reductions ..............................................................        265,060
Expense reductions .....................................................................................           (517)
                                                                                                       ----------------
Total expenses, after expense reductions ...............................................................        264,543
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                  3,013,861
-----------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..............................................................     (3,496,263)
                                                                                                       ----------------
Net unrealized appreciation (depreciation) during the period on investments ............................      3,359,075
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                     (137,188)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                            $  2,876,673
-----------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 13
                                               BOND PORTFOLIO

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             Six Months
                                                                                                Ended           Year Ended
                                                                                            June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                            (Unaudited)           1999
---------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $  3,013,861    $   6,540,634
Net realized gain (loss) on investment transactions ....................................     (3,496,263)      (2,152,373)
Net unrealized appreciation (depreciation) on investment transactions during the period       3,359,075       (5,473,870)
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets resulting from operations ........................      2,876,673       (1,085,609)
                                                                                        ---------------  ---------------
Distributions to shareholders from:
Net investment income ..................................................................     (4,869,457)      (3,437,261)
                                                                                        ---------------  ---------------
Net realized gains .....................................................................             --       (1,738,743)
                                                                                        ---------------  ---------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................     11,944,391       33,898,160
Reinvestment of distributions ..........................................................      4,869,457        5,176,004
Cost of shares redeemed ................................................................    (17,267,268)     (44,918,349)
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets from Portfolio share transactions ................       (453,420)      (5,844,185)
                                                                                        ---------------  ---------------
Increase (decrease) in net assets ......................................................     (2,446,204)     (12,105,798)
Net assets at beginning of period ......................................................     94,318,793      106,424,591
Net assets at end of period (including undistributed net investment income of           ---------------  ---------------
   $2,930,830 and $4,786,426, respectively) ............................................   $ 91,872,589    $  94,318,793
                                                                                        ---------------  ---------------
Other Information
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     14,528,870       15,463,236
                                                                                        ---------------  ---------------
Shares sold ............................................................................      1,844,807        5,138,095
Shares issued to shareholders in reinvestment of distributions .........................        777,868          776,741
Shares redeemed ........................................................................     (2,666,340)      (6,849,202)
                                                                                        ---------------  ---------------
Net increase (decrease) in Portfolio shares ............................................        (43,665)        (934,366)
                                                                                        ---------------  ---------------
Shares outstanding at end of period ....................................................     14,485,205       14,528,870
                                                                                        ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 14
                                              BOND PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Bond Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000(b)   1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 6.49   $ 6.88   $ 6.87  $ 6.73   $ 7.16   $ 6.48
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .21      .42      .43     .44      .41      .44
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          --     (.48)     .01     .15     (.22)     .69
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .21     (.06)     .44     .59      .19     1.13
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     (.36)    (.22)    (.40)   (.43)    (.62)    (.45)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                               --     (.11)    (.03)   (.02)      --       --
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.36)    (.33)    (.43)   (.45)    (.62)    (.45)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.34   $ 6.49   $ 6.88  $ 6.87   $ 6.73   $ 7.16
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          3.23**   (.95)    6.57    9.10     2.82    18.17
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      92       94      106      81       66       73
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                      .59*     .57      .57     .62      .61      .56
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 6.67*    6.38     6.34    6.55     6.20     6.29
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                261*      86      115      56       85      177
-----------------------------------------------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended June 30, 2000 (Unaudited).

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

               SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 15
                                        BOND PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Balanced Portfolio

Dear Shareholders,

Concerns over rising interest rates led to significant stock market volatility during the first half of the year, but bond prices were boosted by the government's plan to reduce its outstanding debt. The performance of our stock portfolio was mixed, with many companies posting positive double-digit returns at the same time that others weakened significantly. The net result was slightly negative returns for the equity portion of the portfolio. Our fixed income position, which performed well amid a favorable environment for bonds, provided added stability in periods when stocks were enduring sharp fluctuations. For the six months ended June 30, 2000, the Balanced Portfolio returned 0.68%, slightly behind the 1.45% return of its unmanaged benchmark, which is a combination of the S&P 500 (60%) and the Lehman Brothers Aggregate Bond Index (40%). Over the long term, the fund has held up well against its peers, finishing in the top 20% of variable life balanced funds over the one-, three-, five-, and ten-year periods.^1

Our target mix of stocks and bonds remains at 65% and 35%, respectively. We believe that an overweight position in equities is warranted given their tendency to outperform bonds over the long term. During the first half of 2000, the most significant contributor to performance was the portfolio's weighting in technology stocks, in which we held 28% of net assets as of the end of the period. Several stocks provided double digit returns, including Xilinx (+86%), Intel (+60%), Oracle (+51%), and Applied Materials (+46%). Another positive was our weighting in pharmaceutical stocks, which generally respond well when a slowdown in the economy appears imminent. On the down side, the fund was hurt by its positions in financials and retailers, both of which were hurt by rising interest rates. In general, we have been using market volatility as an opportunity to trim our holdings in stocks that have reached our target prices and to take advantage of values that have fallen due to declines in the broader market.

In the fixed income portion of the portfolio, we benefited from an overweighting in Treasuries -- the best performing sector of the bond market -- and a concurrent underweighting in corporate bonds, which were hurt by concerns over the effect that slower economic growth would have on the financial strength of U.S. corporations. As the period drew to a close, we began to look at opportunities among asset-backed issues, which, in our view, offer attractive yields in relation to Treasuries.

Looking ahead, we believe that the combination of a slowing economy, low inflation, stable interest rates, and solid corporate earnings will form the basis for favorable performance from both stocks and bonds. As we move through the third quarter, it is likely that political issues will move to the forefront of investors' attention. We believe that the continuation of a split government (which occurs when Congress and the presidency are controlled by opposing parties) will be the ideal outcome for the financial markets.

Sincerely,

Your Portfolio Management Team

/s/Gary A. Langbaum                                       /s/Robert S. Cessine

Gary A. Langbaum                                          Robert S. Cessine
Lead Portfolio Manager                                    Portfolio Manager


/s/Tracy McCormick

Tracy McCormick
Portfolio Manager


^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000, Scudder Variable Life Investment Fund: Balanced Portfolio's Lipper ranking was 12 out of 66 funds for the one-year period, 8 out of 46 funds for the three-year period, 4 out of 32 for the five-year period, and 2 out of 11 for the ten-year period. Past performance is no guarantee of future results.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Balanced Portfolio has finished in the top 20% of its peer group over all applicable time periods.


                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 16
                                          BALANCED PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Balanced Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

           Balanced Portfolio --
                 Class A           S&P 500 Index       LBAB Index

           '90    10000               10000              10000
           '91    10226               10738              11069
           '92    11965               12180              12624
           '93    13293               13841              14113
           '94    13253               14036              13927
           '95    15783               17694              15675
           '96    18400               22293              16460
           '97    22267               30032              17803
           '98    27342               39092              19678
           '99    31404               47991              20294
           '00    34487               51474              21218

                          Yearly periods ended June 30

Balanced Portfolio                                               S&P 500 Index (60%) and LBAB Index (40%)
---------------------------------------------------------------  ------------------------------------------------------------
                                        Total Return                                                    Total Return
                                  -----------------------------                                   ---------------------------
Period Ended         Growth of     Cumulative      Average       Period Ended        Growth of     Cumulative      Average
6/30/2000             $10,000                       Annual       6/30/2000            $10,000                       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  10,982         9.82%          9.82%       1 Year             $  10,643         6.43%          6.43%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  21,851       118.51%         16.92%       5 Year             $  21,719       117.19%         16.76%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year             $  34,487       244.87%         13.18%       10 Year            $  36,817       268.17%         13.91%
-------------------------------------------------------------    ------------------------------------------------------------


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 Year period would have been lower if the Portfolio's expenses were not maintained. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 162.64% and 14.43%, respectively.

--------------------------------------------------------------------------------------------------------------------------------
Equity Holdings
--------------------------------------------------------------------------------------------------------------------------------
Sector breakdown of the Portfolio's equity holdings              Five Largest Equity Holdings
Technology                                             28%         1.     Intel Corp.
Financial                                              17%                Producer of semiconductor memory circuits
Health                                                 16%
Media                                                   7%         2.     Microsoft Corp.
Consumer Discretionary                                  6%                Developer of computer software
Energy                                                  6%
Manufacturing                                           6%         3.     General Electric Co.
Consumer Staples                                        6%                Producer of electrical equipment
Durables                                                3%
Other                                                   5%         4.     Cisco Systems, Inc.
-------------------------------------------------------------             Manufacturer of computer network products
                                                      100%
-------------------------------------------------------------      5.     PepsiCo, Inc.
                                                                          Provider of soft drinks, snack foods and food services
--------------------------------------------------------------------------------------------------------------------------------
Fixed Income Holdings
--------------------------------------------------------------------------------------------------------------------------------
By Asset Type                                                      By Quality

U.S. Treasuries                                        54%
Corporate Bonds                                        20%         U.S. Government & Agencies                             62%
Short-Term Investments                                 12%         AAA*                                                    9%
U.S. Government Agency Pass-Thrus                       6%         AA                                                      1%
Asset-Backed Securities                                 3%         A                                                      11%
Government National Mortgage Association                2%         BBB                                                     6%
Foreign Bonds-- U.S. Dollar Denominated                 2%         BB                                                      2%
Collateralized Mortgage Obligations                     1%         NR                                                      9%
-------------------------------------------------------------      ------------------------------------------------------------
                                                      100%                                                               100%
-------------------------------------------------------------      ------------------------------------------------------------
                                                                   *Category includes cash equivalents

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 17
                                          BALANCED PORTFOLIO

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Balanced Portfolio

                                                                                        Principal
                                                                                        Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.3%
--------------------------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 2.8%, to be
    repurchased at $8,421,545 on 7/3/2000**                                                       ------------
    (Cost $8,417,000) ..............................................................    8,417,000    8,417,000
                                                                                                  ------------


--------------------------------------------------------------------------------------------------------------
U.S. Treasuries 19.5%
--------------------------------------------------------------------------------------------------------------

 U.S. Treasury Bond, 6.5%, 2/15/2010 ...............................................    3,900,000    4,033,458
 U.S. Treasury Bond, 8%, 11/15/2021 ................................................    4,500,000    5,440,095
 U.S. Treasury Bond, 6.125%, 8/15/2029 .............................................    2,600,000    2,626,000
 U.S. Treasury Inflationary Index Note, 3.975%, 1/15/2009 ..........................    1,000,000    1,027,896
 U.S. Treasury Inflationary Index Note, 3.791%, 4/15/2028 ..........................    1,250,000    1,261,068
 U.S. Treasury Note, 6.625%, 5/31/2002 .............................................   14,300,000   14,353,615
 U.S. Treasury Note, 7.25%, 8/15/2004 ..............................................    6,700,000    6,927,197
 U.S. Treasury Note, 6.75%, 5/15/2005 ..............................................    2,025,000    2,072,142

--------------------------------------------------------------------------------------------------------------
Total U.S. Treasuries (Cost $37,616,649)                                                            37,741,471
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 1.0%
--------------------------------------------------------------------------------------------------------------

 Government National Mortgage Association Pass-thru,
    7% with various maturities to 4/15/2029 (a)                                                   ------------
    (Cost $1,920,897) ..............................................................    1,895,720    1,841,218
                                                                                                  ------------

--------------------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 2.1%
--------------------------------------------------------------------------------------------------------------

 Federal National Mortgage Association, 5.125%, 2/13/2004 (a) ......................      900,000      844,731
 Federal National Mortgage Association, 7.125%, 2/15/2005 (a) ......................      700,000      702,842
 Federal National Mortgage Association, 6.5% with various maturities to 3/1/2028 (a)    2,638,913    2,489,649

--------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $4,198,743)                                            4,037,222
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 0.5%

--------------------------------------------------------------------------------------------------------------
 Residential Accredit Loans, Inc., Series 1997-A7, 7.25%, 11/25/2027 (a)                          ------------
    (Cost $984,884) ................................................................      968,540      933,430
                                                                                                  ------------

--------------------------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 0.7%
--------------------------------------------------------------------------------------------------------------

 PacifiCorp Australia LLC, 6.15%, 1/15/2008                                                       ------------
    (Cost $1,493,505) ..............................................................    1,500,000    1,383,435
                                                                                                  ------------

--------------------------------------------------------------------------------------------------------------
Asset Backed 1.0%
--------------------------------------------------------------------------------------------------------------

 Automobile Receivables 0.5%
 First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 (a) .............    1,000,000      992,344
                                                                                                  ------------
 Credit Card Receivables 0.5%
 MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ...................................    1,000,000      963,750
                                                                                                  ------------

--------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $1,997,792)                                                                 1,956,094
--------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 18
                                          BALANCED PORTFOLIO

                                                      Principal
                                                      Amount ($)   Value ($)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Corporate Bonds 7.2%
----------------------------------------------------------------------------

 Consumer Discretionary 0.2%
 MGM Grand Inc., 9.75%, 6/1/2007 .................      300,000     304,500
 Park Place Entertainment, Inc., 8.5%, 11/15/2006*      200,000     196,518
                                                                -----------
                                                                    501,018
                                                                -----------
 Consumer Staples 0.4%
 Bass America Inc., 6.625%, 3/1/2003 .............      750,000     731,910
                                                                -----------
 Communications 0.8%
 Sprint Capital Corp., 6.375%, 5/1/2009 ..........    1,000,000     902,820
 Vodafone Airtouch plc, 7.75%, 2/15/2010 .........      750,000     731,595
                                                                -----------
                                                                  1,634,415
                                                                -----------
 Financial 3.4%
 Firststar Bank NA, 7.125%, 12/1/2009 ............      750,000     711,615
 Ford Motor Credit Co., 6.7%, 7/16/2004 ..........    1,575,000   1,525,955
 Ford Motor Credit Co., 7.375%, 10/28/2009 .......      800,000     773,816
 General Electric Capital Corp., 7%, 2/3/2003 ....      700,000     696,955
 General Motors Acceptance Corp., 6.15%, 4/5/2007       240,000     220,966
 Merrill Lynch & Co., Inc., 6%, 2/17/2009 ........      400,000     356,668
 PNC Funding Corp., 7%, 9/1/2004 .................      400,000     387,964
 PNC Funding Corp., 7.5%, 11/1/2009 ..............      700,000     681,226
 Prudential Insurance Co., 6.375%, 7/23/2006* ....      750,000     691,800
 Wells Fargo & Co., 6.875%, 4/1/2006 .............      500,000     481,950
                                                                -----------
                                                                  6,528,915
                                                                -----------
 Media 1.5%
 CSC Holdings Inc., 7.875%, 12/15/2007 ...........      800,000     768,000
 News America Holdings, Inc., 9.25%, 2/1/2013 ....      500,000     540,305
 TCI-Communications, Inc., 8%, 8/1/2005 ..........      500,000     510,550
 Time Warner, Inc., 9.125%, 1/15/2013 ............    1,000,000   1,095,900
                                                                -----------
                                                                  2,914,755
                                                                -----------
 Durables 0.2%
 Daimler-Chrysler NA Holdings, 7.375%, 9/15/2006 .      325,000     319,651
                                                                -----------
 Energy 0.2%
 Petroleum Geo-Services, 7.5%, 3/31/2007 .........      450,000     431,960
                                                                -----------
 Transportation 0.1%
 Delta Air Lines, 7.9%, 12/15/2009 ...............      200,000     186,920
                                                                -----------
 Utilities 0.4%
 Alabama Power Co., 7.125%, 8/15/2004 ............      250,000     247,300
 Detroit Edison Co., 7.5%, 2/1/2005 ..............      500,000     495,075
                                                                -----------
                                                                    742,375
                                                                -----------

----------------------------------------------------------------------------
Total Corporate Bonds (Cost $14,130,042)                         13,991,919
----------------------------------------------------------------------------

                                                        Shares
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Common Stocks 63.7%
---------------------------------------------------------------------------

 Consumer Discretionary 4.0%
 Department & Chain Stores
 Home Depot, Inc. ................................       39,600   1,977,525

    The accompanying notes are an integral part of the financial statements.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 19
                                          BALANCED PORTFOLIO

                                            Shares     Value ($)
---------------------------------------------------------------

 Kohl's Corp.* ..........................   24,100    1,340,563
 Target Corp. ...........................   23,400    1,357,200
 Wal-Mart Stores, Inc. ..................   53,900    3,105,988
                                                    -----------
                                                      7,781,276
                                                    -----------
 Consumer Staples 3.5%
 Food & Beverage 2.5%
 H.J. Heinz Co. .........................   39,700    1,736,875
 PepsiCo, Inc. ..........................   73,000    3,243,938
                                                    -----------
                                                      4,980,813
                                                    -----------
 Package Goods/Cosmetics 1.0%
 The Clorox Co. .........................   13,800      618,413
 Colgate-Palmolive Co. ..................   20,900    1,251,388
                                                    -----------
                                                      1,869,801
                                                    -----------
 Health 10.4%
 Biotechnology 1.4%
 Amgen Inc.* ............................   18,000    1,264,500
 Genentech, Inc.* .......................    4,200      722,400
 PE Corp-PE Biosystems Group ............    9,900      652,163
                                                    -----------
                                                      2,639,063
                                                    -----------
 Medical Supply & Specialty 2.0%
 Baxter International, Inc. .............   36,800    2,587,500
 Becton, Dickinson & Co. ................   42,000    1,204,875
                                                    -----------
                                                      3,792,375
                                                    -----------
 Pharmaceuticals 7.0%
 Abbott Laboratories ....................   52,300    2,330,619
 Allergan, Inc. .........................   20,000    1,490,000
 ALZA Corp.* ............................   14,000      827,750
 Eli Lilly & Co. ........................   18,900    1,887,638
 Forest Laboratories, Inc.* .............    7,700      777,700
 Merck & Co., Inc. ......................   25,100    1,923,288
 Pfizer, Inc. ...........................   64,750    3,108,000
 Schering-Plough Corp. ..................   26,200    1,323,100
                                                    -----------
                                                     13,668,095
                                                    -----------
 Communications 1.8%
 Telephone/Communications
 Bell Atlantic Corp.* ...................   18,000      914,625
 BroadWing, Inc. ........................   44,100    1,143,844
 Qwest Communications International Inc.*   26,800    1,331,625
                                                    -----------
                                                      3,390,094
                                                    -----------
 Financial 10.5%
 Banks 0.9%
 FleetBoston Financial Corp. ............   25,000      850,000
 Wells Fargo Co. ........................   23,100      895,125
                                                    -----------
                                                      1,745,125
                                                    -----------
 Insurance 4.4%
 American International Group, Inc. .....   24,440    2,871,700
 Aon Corp. ..............................   35,300    1,096,506
 CIGNA Corp. ............................   11,500    1,075,250
 Hartford Financial Services Group, Inc.    21,900    1,225,031
 Jefferson-Pilot Corp. ..................   16,000      903,000

 St. Paul Companies, Inc. ...............   40,000    1,365,000
                                                    -----------
                                                      8,536,487
                                                    -----------
 Consumer Finance 3.2%
 American Express Co. ...................   28,800    1,501,200

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 20
                                        BALANCED PORTFOLIO

                                          Shares    Value ($)
-------------------------------------------------------------

 Capital One Financial Corp. ..........   30,300   1,352,138
 Citigroup, Inc. ......................   32,500   1,958,125
 Household International, Inc. ........   33,300   1,384,031
                                                 -----------
                                                   6,195,494
                                                 -----------
 Other Financial Companies 2.0%
 Federal National Mortgage Association    22,000   1,148,125
 Marsh & McLennan Companies, Inc. .....   10,800   1,127,925
 Morgan Stanley Dean Witter & Co. .....   20,000   1,665,000
                                                 -----------
                                                   3,941,050
                                                 -----------
 Media 4.7%
 Advertising 0.5%
 Omnicom Group, Inc. ..................   10,600     944,063
                                                 -----------
 Broadcasting & Entertainment 3.6%
 Clear Channel Communications, Inc.* ..   17,200   1,290,000
 Infinity Broadcasting Corp. "A"* .....   45,381   1,653,570
 Univision Communication, Inc.* .......    8,700     900,450
 Viacom, Inc. "B"* ....................   28,370   1,934,479
 The Walt Disney Co. ..................   30,600   1,187,663
                                                 -----------
                                                   6,966,162
                                                 -----------
 Cable Television 0.6%
 AT&T Corp.-- Liberty Media Group* ....   52,800   1,280,400
                                                 -----------
 Service Industries 1.8%
 EDP Services 0.5%
 First Data Corp. .....................   17,700     878,363
                                                 -----------
 Environmental Services 0.6%
 Transocean Sedo Forex, Inc. ..........   22,081   1,179,953
                                                 -----------
 Miscellaneous Commercial Services 0.2%
 Siebel Systems, Inc.* ................    2,900     474,331
                                                 -----------
 Printing/Publishing 0.5%
 McGraw-Hill, Inc. ....................   16,200     874,800
                                                 -----------
 Durables 1.8%
 Aerospace
 The Boeing Co. .......................   31,000   1,296,188
 United Technologies Corp. ............   36,000   2,119,500
                                                 -----------
                                                   3,415,688
                                                 -----------
 Manufacturing 3.7%
 Diversified Manufacturing 2.9%
 General Electric Co. .................   89,300   4,732,900
 Tyco International Ltd. (New) ........   17,900     848,013
                                                 -----------
                                                   5,580,913
                                                 -----------

 Machinery/Components/Controls 0.3%
 Parker-Hannifin Corp. ................   17,800     609,650
                                                 -----------
 Office Equipment/Supplies 0.5%
 Lexmark International, Inc.* .........   15,200   1,022,200
                                                 -----------
 Technology 17.6%
 Computer Software 3.7%
 Microsoft Corp.* .....................   59,500   4,760,000

    The accompanying notes are an integral part of the financial statements.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 21
                                          BALANCED PORTFOLIO

                                                                    Shares    Value ($)
--------------------------------------------------------------------------------------

 Oracle Corp.* .............................................        29,200   2,454,625
                                                                           -----------
                                                                             7,214,625
                                                                           -----------
 Diverse Electronic Products 4.1%
 Applied Materials, Inc.* ..................................        14,400   1,305,000
 Dell Computer Corp.* ......................................        40,700   2,007,019
 General Motors Corp. "H"* .................................        12,050   1,057,388
 Motorola Inc. .............................................        34,700   1,008,469
 Solectron Corp.* ..........................................        39,200   1,641,500
 Teradyne, Inc.* ...........................................        12,900     948,150
                                                                           -----------
                                                                             7,967,526
                                                                           -----------
 EDP Peripherals 0.3%
 VERITAS Software Corp.* ...................................         5,000     565,078
                                                                           -----------
 Electronic Components/Distributors 2.4%
 Cisco Systems, Inc.* ......................................        73,100   4,646,419
                                                                           -----------
 Electronic Data Processing 3.0%
 International Business Machines Corp. .....................        17,900   1,961,169
 RadioShack Corp. ..........................................        40,800   1,932,900
 Sun Microsystems, Inc.* ...................................        19,500   1,773,281
                                                                           -----------
                                                                             5,667,350
                                                                           -----------
 Semiconductors 4.1%
 Intel Corp. ...............................................        39,300   5,253,919
 Linear Technology Corp. ...................................        10,400     664,950
 Texas Instruments, Inc. ...................................        21,600   1,483,650
 Xilinx, Inc.* .............................................         6,900     569,681
                                                                           -----------
                                                                             7,972,200
                                                                           -----------
 Energy 3.9%
 Oil & Gas Production 2.3%
 Burlington Resources, Inc. ................................        23,300     891,225
 Exxon Mobil Corp. .........................................        31,501   2,472,829
 Royal Dutch Petroleum Co. (New York shares) ...............        18,700   1,151,219
                                                                           -----------
                                                                             4,515,273
                                                                           -----------
 Oilfield Services/Equipment 1.6%
 Halliburton Co. ...........................................        26,500   1,250,469
 Schlumberger Ltd. .........................................        24,700   1,843,238
                                                                           -----------
                                                                             3,093,707
                                                                           -----------

--------------------------------------------------------------------------------------
Total Common Stocks (Cost $95,746,917)                                     123,408,374
--------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $166,506,429) (b)               193,710,163
--------------------------------------------------------------------------------------


*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)      Effective maturities may be shorter due to prepayments.

(b) At June 30, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $166,508,327 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over
       tax cost ...........................................................................................  $   31,015,697
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
       over value .........................................................................................       3,813,861
                                                                                                             --------------
    Net unrealized appreciation                                                                              $   27,201,836
                                                                                                             --------------


--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 2000, aggregated $69,790,744 and $88,227,953, respectively.
   Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 2000 aggregated $50,465,046 and $37,411,950, respectively.

    The accompanying notes are an integral part of the financial statements.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 22
                                          BALANCED PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Balanced Portfolio

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (cost $166,506,429) ....................   $193,710,163
Cash .......................................................................            876
Receivable for investments sold ............................................      2,379,690
Dividends receivable .......................................................         65,631
Interest receivable ........................................................        937,097
Other assets ...............................................................            803
                                                                           ----------------
Total assets ...............................................................    197,094,260

Liabilities
-------------------------------------------------------------------------------------------
Payable for investments purchased
                                                                                  1,159,401
Payable for Portfolio shares redeemed ......................................        359,018
Accrued management fee .....................................................         77,711
Accrued accounting fees ....................................................         14,168
Other accrued expenses and payables ........................................         13,612
                                                                           ----------------
Total liabilities ..........................................................      1,623,910

-------------------------------------------------------------------------------------------
Net assets, at value                                                           $195,470,350
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ........................................      2,127,115
Net unrealized appreciation (depreciation) on investments ..................     27,203,734
Accumulated net realized gain (loss) .......................................      3,616,109
Paid-in capital ............................................................    162,523,392
-------------------------------------------------------------------------------------------
Net assets, at value                                                           $195,470,350
-------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
   ($195,470,350 / 14,204,529 outstanding shares of                            ------------
   beneficial interest, no par value, unlimited number of shares authorized)   $      13.76
                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

        SCUDDER VARIABLE LIFE INVESTMENT FUND --
        BALANCED PORTFOLIO

-----------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,848) .......................   $   459,419
Interest ..................................................................     2,224,327
                                                                         ----------------
Total Income ..............................................................     2,683,746
                                                                         ----------------
Expenses:
Management fee ............................................................       455,187
Custodian fees ............................................................         6,683
Accounting fees ...........................................................        33,488
Auditing ..................................................................         5,096
Legal .....................................................................         2,548
Trustees' fees and expenses ...............................................         9,282
Reports to shareholders ...................................................           728
Other .....................................................................         4,556
                                                                         ----------------
Total expenses, before expense reductions .................................       517,568

Expense reductions ........................................................          (310)
                                                                         ----------------
Total expenses, after expense reductions ..................................       517,258

Net investment income (loss) ..............................................     2,166,488

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................     3,898,579
                                                                         ----------------
Net unrealized appreciation (depreciation) during the period on investments    (4,796,402)

-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       (897,823)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $    1,268,665
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 24
                                          BALANCED PORTFOLIO

----------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                       Ended           Year Ended
                                                                   June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                   (Unaudited)           1999
----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....................................   $   2,166,488    $   4,252,830
Net realized gain (loss) on investment transactions .............       3,898,579       25,826,434
Net unrealized appreciation (depreciation) on investment
    transactions during the period ..............................      (4,796,402)      (3,802,128)
                                                                  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations .       1,268,665       26,277,136
                                                                  ---------------  ---------------
Distributions to shareholders from:
Net investment income ...........................................      (3,312,588)      (2,004,275)
                                                                  ---------------  ---------------
Net realized gains ..............................................     (26,018,869)     (12,845,342)
                                                                  ---------------  ---------------
Portfolio share transactions:
Proceeds from shares sold .......................................      24,824,929       54,478,502
Reinvestment of distributions ...................................      29,331,457       14,849,617
Cost of shares redeemed .........................................     (29,467,843)     (43,542,988)
                                                                  ---------------  ---------------
Net increase (decrease) in net assets from
    Portfolio share transactions ................................      24,688,543       25,785,131
                                                                  ---------------  ---------------
Increase (decrease) in net assets ...............................      (3,374,249)      37,212,650
Net assets at beginning of period ...............................     198,844,599      161,631,949
Net assets at end of period (including undistributed net          ---------------  ---------------
    investment income of $2,127,115 and $3,273,215, respectively)   $ 195,470,350    $ 198,844,599
                                                                  ---------------  ---------------

Other Information
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .......................      12,343,386       10,629,925
                                                                  ---------------  ---------------
Shares sold .....................................................       1,687,367        3,610,443
Shares issued to shareholders in reinvestment of distributions ..       2,153,558        1,012,436
Shares redeemed .................................................      (1,979,782)      (2,909,418)
                                                                  ---------------  ---------------
Net increase (decrease) in Portfolio shares .....................       1,861,143        1,713,461
                                                                  ---------------  ---------------
Shares outstanding at end of period .............................      14,204,529       12,343,386
                                                                  ---------------  ---------------


    The accompanying notes are an integral part of the financial statements.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 25
                                          BALANCED PORTFOLIO

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000(b)   1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $16.11   $15.21   $13.30  $11.61   $10.95   $ 8.97
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                             .17      .35      .37     .34      .31      .30
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (.08)    1.85     2.56    2.32      .95     2.04
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .09     2.20     2.93    2.66     1.26     2.34
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                   (.28)    (.18)    (.36)   (.33)    (.30)    (.30)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (2.16)   (1.12)    (.66)   (.64)    (.30)    (.06)
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (2.44)   (1.30)   (1.02)   (.97)    (.60)    (.36)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $13.76   $16.11   $15.21  $13.30   $11.61   $10.95
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           .68**  15.32    23.19   24.21    11.89    26.67
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     195      199      162     118       88       68
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses (%)                                            .54*     .55      .56     .57      .60      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 2.26*    2.36     2.71    2.73     2.82     3.01
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                128*      98       74      43       68       88
-----------------------------------------------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended June 30, 2000 (Unaudited).

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 26
                                          BALANCED PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Growth and Income Portfolio

Dear Shareholders,

We are pleased to report that in a difficult period for the global equity markets, the 1.20% return of the Growth and Income Portfolio -- A Shares outperformed the -0.41% return of its benchmark, the S&P 500 Index. We believe that the portfolio's favorable relative performance in the first half is a reflection of our disciplined value framework. Our quantitative valuations screens helped during the second quarter as momentum strategies -- those that focus on investing in the market's most recent winners regardless of their valuation -- quickly fell out of favor in late March and April. As the market once again recognizes the importance of valuation characteristics such as low price/earnings, low price/cash flow, and high relative dividend yield, we believe that investors will be rewarded for decisions based on rational investment criteria. We feel that this approach has helped the fund outperform amid the recent volatility by allowing it to provide strong relative performance during the periods in which the stock market was falling.

The portfolio benefited from its underweighted position in the technology sector, along with strong stock selection within the group. Our two largest positions, Intel and Corning, were both down much less than the sector as a whole during the spring correction. The portfolio's holdings in the consumer staples area -- namely, Anheuser-Busch, PepsiCo, and Avon -- also performed well over the first half of the year as a volatile environment prompted investors to seek more defensive holdings. Health care stocks, a sector in which we have been adding throughout the first half of the year, contributed positively to performance. We moved into health care during the first quarter on the theory that the sector's valuations were extremely attractive in relation to its growth rate. In addition, health care stocks tend to outperform when growth is expected to slow, since their earnings are less vulnerable to fluctuations in the economy. Stocks that have performed well for us in this area include Amgen and American Home Products. Within the financial services sector, our strategy has been to tilt the portfolio toward insurance stocks and large global financial services companies with diversified, fee-oriented revenue streams. Our hypothesis is that these groups will outperform the average financial services stock as interest rates rise, credit conditions deteriorate, and traditional lending businesses become increasingly commoditized. The portfolio's largest positions in the financial sector are American International Group, Marsh & McLennan, and Citigroup.

We are pleased with the portfolio's positioning and this year's trend in relative performance. We continue to focus on generating returns through individual stock selection, while diligently managing our risk profile. Our investment discipline has been consistently applied, as we have adhered to our value-oriented style through extremely volatile market conditions. The pace of change in the markets and the economy is moving at a blistering rate, but we believe that with a sound process and a strong investment organization, we will continue to deliver a superior value-based investment product to our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Kathleen T. Millard                                    /s/Gregory S. Adams

Kathleen T. Millard                                       Gregory S. Adams
Lead Portfolio Manager                                    Portfolio Manager


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

In a difficult environment for equities, the portfolio's value-oriented approach enabled it to outperform its benchmark index, the S&P 500.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 27
                               GROWTH AND INCOME PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Growth and Income Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             Growth and Income
           Portfolio -- Class A*      S&P 500 Index
           ---------------------      -------------

 5/94*               10000                 10000
 '94                  9854                  9915
 '95                 11817                 12498
 '96                 14645                 15747
 '97                 19528                 21214
 '98                 23650                 27614
 '99                 25749                 33900
 '00                 24662                 36360

         Yearly periods ended June 30

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Growth and Income Portfolio -- Class A*                           S&P 500 Index
-------------------------------------------------------------    ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
6/30/2000             $10,000      Cumulative       Annual       6/30/2000            $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $   9,578        -4.22%         -4.22%       1 Year             $  10,726         7.26%          7.26%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  20,869       108.69%         15.85%       5 Year             $  29,092       190.92%         23.78%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  25,279       152.79%         16.23%       Life of Portfolio* $  36,360       263.60%         23.26%
-------------------------------------------------------------    ------------------------------------------------------------


* The Portfolio commenced operations on May 2, 1994. On May 1, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                   Growth and Income
                  Portfolio -- Class B           S&P 500 Index
                  --------------------           -------------

  5/1/97*               10000                        10000
    6/97                10540                        11085
   12/97                11601                        12258
    6/98                12745                        14430
   12/98                12407                        15762
    6/99                13841                        17714
   12/99                13087                        19079
    6/00                13226                        19000

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Growth and Income Portfolio -- Class B                                  S&P 500 Index
---------------------------------------------------------------------  -------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
6/30/2000             $10,000      Cumulatove       Annual       6/30/2000            $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $   9,556        -4.44%         -4.44%       1 Year              $  10,726         7.26%          7.26%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio** $  14,011        40.11%         11.24%       Life of Portfolio** $  19,000        90.00%         22.44%
-------------------------------------------------------------    ------------------------------------------------------------

**   The Portfolio commenced selling Class B shares on May 1, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the Life of the Portfolio for Class A would have been lower if the Portfolio's expenses were not maintained.

                  28 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       GROWTH AND INCOME PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Growth and Income Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE


Equity Securities               95% Sector breakdown of the                     The portfolio's
Cash Equivalents                 5% Portfolio's equity holdings          holdings in technology
-----------------------------------                                      and health care stocks
                               100% Technology                     20%   contributed positively
----------------------------------- Financial                      17%          to performance.
                                    Health                         12%
                                    Manufacturing                  11%
                                    Energy                          9%
                                    Communications                  8%
                                    Consumer Staples                7%
                                    Media                           4%
                                    Service Industries              3%
                                    Other                           9%
                                    -----------------------------------
                                                                  100%
                                    -----------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(33% of Portfolio)

 1. Corning, Inc.
    Specialty glass manufacturer

 2. Intel Corp.
    Producer of semiconductor memory circuits

 3. Oracle Corp.
    Provider of database management software

 4. Exxon Mobil Corp.
    International oil company

 5. General Electric Co.
    Producer of electrical equipment

 6. Citigroup, Inc.
    Diversified financial services company

 7. American Home Products Corp.
    Diversified pharmaceutical company

 8. PepsiCo, Inc.
    Provider of soft drinks, snack foods and food services

 9. American International Group, Inc.
    International insurance holding company

10. Marsh & McLennan Companies, Inc.
    Insurance, brokerage, consulting and investment management services

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 29
                               GROWTH AND INCOME PORTFOLIO

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Growth and Income Portfolio

                                                                                                         Principal
                                                                                                         Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.4%
-----------------------------------------------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%, to be repurchased at $10,993,934 on 7/3/2000**                              ----------
    (Cost $10,988,000) ..................................................................................   10,988,000   10,988,000
                                                                                                                         ----------


                                                                                                   Shares
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.6%
-----------------------------------------------------------------------------------------------------------------------------------

 Consumer Discretionary 2.0%
 Department & Chain Stores
 Wal-Mart Stores, Inc. ..................................................................................       72,500    4,177,812
                                                                                                                         ----------
 Consumer Staples 6.4%
 Alcohol & Tobacco 1.9%
 Anheuser-Busch Companies, Inc. .........................................................................       50,800    3,794,125
                                                                                                                         ----------
 Food & Beverage 2.5%
 PepsiCo, Inc. ..........................................................................................      114,400    5,083,650
                                                                                                                         ----------
 Package Goods/Cosmetics 2.0%
 Avon Products, Inc. ....................................................................................       94,400    4,200,800
                                                                                                                         ----------
 Health 11.7%
 Biotechnology 0.8%
 Amgen Inc.* ............................................................................................       24,100    1,693,025
                                                                                                                         ----------
 Medical Supply & Specialty 2.2%
 Becton, Dickinson & Co. ................................................................................       35,600    1,021,275
 Medtronic, Inc. ........................................................................................       69,200    3,447,025
                                                                                                                         ----------
                                                                                                                          4,468,300
                                                                                                                         ----------
 Pharmaceuticals 8.7%
 American Home Products Corp. ...........................................................................       92,900    5,457,875
 Bristol-Myers Squibb Co. ...............................................................................       49,500    2,883,375
 Eli Lilly & Co. ........................................................................................       31,700    3,166,038
 Johnson & Johnson ......................................................................................       28,700    2,923,813
 Merck & Co., Inc. ......................................................................................       45,100    3,455,788
                                                                                                                         ----------
                                                                                                                         17,886,889
                                                                                                                         ----------
 Communications 7.2%
 Telephone/Communications
 Bell Atlantic Corp. ....................................................................................       56,050    2,848,041
 BellSouth Corp. ........................................................................................       72,400    3,086,050
 GTE Corp. ..............................................................................................       50,100    3,118,725
 SBC Communications, Inc. ...............................................................................       75,080    3,247,210
 Sprint Corp. ...........................................................................................       48,700    2,483,700
                                                                                                                         ----------
                                                                                                                         14,783,726
                                                                                                                         ----------
 Financial 16.0%
 Banks 3.5%
 Chase Manhattan Corp. ..................................................................................       75,300    3,468,506
 FleetBoston Financial Corp. ............................................................................       64,400    2,189,600

    The accompanying notes are an integral part of the financial statements.

                  30 - SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       GROWTH AND INCOME PORTFOLIO

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

 US Bancorp ......................................         77,100      1,484,175
                                                                      ----------
                                                                       7,142,281
                                                                      ----------
 Insurance 2.4%
 American International Group, Inc. ..............         42,400      4,982,013
                                                                      ----------
 Consumer Finance 4.2%
 American Express Co. ............................         27,600      1,438,650
 Citigroup, Inc. .................................         92,600      5,579,150
 Mellon Financial Corp. ..........................         43,900      1,599,606
                                                                      ----------
                                                                       8,617,406
                                                                      ----------
 Other Financial Companies 5.9%
 Federal National Mortgage Association ...........         77,900      4,065,406
 Marsh & McLennan Companies, Inc. ................         47,000      4,908,563
 Morgan Stanley Dean Witter & Co. ................         36,300      3,021,975
                                                                      ----------
                                                                      11,995,944
                                                                      ----------
 Media 3.8%
 Advertising 1.0%
 Interpublic Group of Companies, Inc. ............         46,000      1,978,000
                                                                      ----------
 Broadcasting & Entertainment 1.9%
 The Walt Disney Co. .............................        101,200      3,927,825
                                                                      ----------
 Cable Television 0.9%
 Comcast Corp. Special Class A* ..................         46,700      1,891,350
                                                                      ----------
 Service Industries 2.8%
 EDP Services 1.2%
 First Data Corp. ................................         48,700      2,416,738
                                                                      ----------
 Printing/Publishing 1.6%
 McGraw-Hill, Inc. ...............................         60,100      3,245,400
                                                                      ----------
 Durables 2.5%

 Aerospace 1.1%
 The Boeing Co. ..................................         24,300      1,016,028
 Rockwell International Corp. ....................         37,500      1,181,250
                                                                      ----------
                                                                       2,197,278
                                                                      ----------
 Automobiles 0.7%
 Ford Motor Co. ..................................         33,200      1,427,600
                                                                      ----------

 Construction/Agricultural Equipment 0.7%
 Deere & Co. .....................................         40,400      1,494,800
                                                                      ----------
 Manufacturing 10.9%
 Chemicals 1.5%
 Dow Chemical Co. ................................        101,400      3,061,013
                                                                      ----------
 Diversified Manufacturing 2.8%
 General Electric Co. ............................        109,400      5,798,200
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

        SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 31
                     GROWTH AND INCOME PORTFOLIO

                                                                   Shares     Value ($)
-----------------------------------------------------------------------------------------

 Industrial Specialty 5.4%
 Corning, Inc. ..............................................       40,900   11,037,888
                                                                             ----------
 Machinery/Components/Controls 1.2%
 Parker-Hannifin Corp. ......................................       69,200    2,370,100
 Visteon Corporation ........................................            1            7
                                                                             ----------
                                                                              2,370,107
                                                                             ----------
 Technology 19.0%

 Computer Software 7.7%
 America Online, Inc.* ......................................       31,400    1,656,350
 Computer Associates International, Inc. ....................       33,300    1,704,544
 Intuit, Inc.* ..............................................       24,100      997,138
 Microsoft Corp.* ...........................................       46,100    3,688,000
 Oracle Corp.* ..............................................       92,700    7,792,594
                                                                             ----------
                                                                             15,838,626
 Electronic Components/Distributors 1.8%
 Cisco Systems, Inc.* .......................................       58,300    3,705,694
                                                                             ----------
 Electronic Data Processing 3.5%
 Compaq Computer Corp. ......................................       86,800    2,218,825
 Hewlett-Packard Co. ........................................       16,900    2,110,388
 International Business Machines Corp. ......................       25,600    2,804,800
                                                                             ----------
                                                                              7,134,013
                                                                             ----------
 Semiconductors 5.7%
 Intel Corp. ................................................       79,000   10,561,313
 Texas Instruments, Inc. ....................................       15,400    1,057,788
                                                                             ----------
                                                                             11,619,101
                                                                             ----------
 Miscellaneous 0.3%
 Agilent Technologies, Inc.* ................................        7,056      520,373
                                                                             ----------
 Energy 9.0%

 Oil & Gas Production 7.3%
 Exxon Mobil Corp. ..........................................       75,907    5,958,700
 Royal Dutch Petroleum Co. (New York shares) ................       57,600    3,546,000
 Texaco, Inc. ...............................................       36,800    1,959,600
 Total Fina ELF SA (ADR) ....................................       44,890    3,456,530
                                                                             ----------
                                                                             14,920,830
                                                                             ----------
 Oil Companies 0.7%
 Chevron Corp. ..............................................       17,500    1,484,219
                                                                             ----------
 Oilfield Services/Equipment 1.0%
 Schlumberger Ltd. ..........................................       26,000    1,940,250
                                                                             ----------
 Metals & Minerals 0.7%

 Steel & Metals
 Alcoa, Inc. ................................................       51,800    1,502,200
                                                                             ----------
 Transportation 0.2%

 Airlines
 AMR Corp. ..................................................       18,900      499,669
                                                                             ----------
 Utilities 2.4%
 Electric Utilities
 FPL Group, Inc. ............................................       42,400    2,098,800

     The accompanying notes are an integral part of the financial statements

                  32 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       GROWTH AND INCOME PORTFOLIO


                                                                 Shares        Value ($)
-----------------------------------------------------------------------------------------

 Unicom Corp. ..............................................        71,800     2,777,763
                                                                             -----------
                                                                               4,876,563
                                                                             -----------
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $162,369,514)                                      193,713,708
-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $173,357,514) (a)                 204,701,708
-----------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At June 30, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $173,461,426 was as follows:

    Aggregate gross unrealized appreciation for all investments in
       which there is an excess of value over tax cost ...................   $37,645,050

    Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value ......................     6,404,768

                                                                             -----------
    Net unrealized appreciation ..........................................   $31,240,282
                                                                             -----------


--------------------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 2000, aggregated $66,797,675 and $62,116,634, respectively.

--------------------------------------------------------------------------------------------

   From November 1, 1999 through December 31, 1999 the Portfolio incurred approximately $3,839,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

                 SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 33
                              GROWTH AND INCOME PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Growth and Income Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $173,357,514)   $204,701,708
Receivable for investments sold .......................        497,687
Dividends receivable ..................................        199,426
Interest receivable ...................................          1,978
Receivable for Portfolio shares sold ..................        215,022
Foreign taxes recoverable .............................         21,506
Other assets ..........................................        118,937
                                                          ------------
Total assets ..........................................    205,756,264


Liabilities
--------------------------------------------------------------------------------
Due to custodian bank .................................            609
Payable for investments purchased .....................      2,094,911
Payable for Portfolio shares redeemed .................          6,680
Accrued management fee ................................         77,400
Accrued accounting fee ................................        133,137
Other accrued expenses and payables ...................         61,973
                                                          ------------
Total liabilities .....................................      2,374,710
--------------------------------------------------------------------------------
Net assets, at value                                      $203,381,554
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------


Net assets consist of:
Undistributed net investment income ...................      1,108,041
Net unrealized appreciation (depreciation) on investments   31,344,194
Accumulated net realized gain (loss) ..................     (2,265,969)
Paid-in capital .......................................    173,195,288
                                                          ------------
--------------------------------------------------------------------------------
Net assets, at value                                    $  203,381,554
--------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per share
   ($189,615,221 / 17,672,925 outstanding shares of
   beneficial interest, no par value, unlimited number  --------------
   of shares authorized) ............................   $        10.73
                                                        --------------
Class B

Net Asset Value, offering and redemption price per
   share ($13,766,333 / 1,285,819 outstanding shares
   of beneficial interest, no par value,                --------------
   unlimited number of shares authorized) ...........   $        10.71
                                                        --------------

    The accompanying notes are an integral part of the financial statements.

                  34 | SCUDDER VARIABLE LIFE INVESTMENT FUND--
                       GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,218) .......................   $ 1,400,537
Interest ..................................................................       277,058
                                                                              -----------
Total Income ..............................................................     1,677,595
                                                                              -----------
Expenses:
Management fee ............................................................       474,425
Custodian fees ............................................................         9,816
Accounting fees ...........................................................        35,779
Trustees' fees and expenses ...............................................         9,282
Auditing ..................................................................         6,734
Legal .....................................................................         3,640
Distribution fees (Class B) ...............................................        15,975
Other .....................................................................         6,888
                                                                              -----------
Total expenses, before expense reductions .................................       562,539
Expense reductions ........................................................        (7,198)
                                                                              -----------
Total expenses, after expense reductions ..................................       555,341
-----------------------------------------------------------------------------------------
Net investment income (loss)                                                    1,122,254
-----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................     1,775,492
                                                                              -----------
Net unrealized appreciation (depreciation) during the period on investments    (1,053,284)
-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                        722,208
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 1,844,462
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                   SCUDDER VARIABLE LIFE INVESTMENT FUND -- 35
                                GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             Six Months
                                                                                                Ended           Year Ended
                                                                                            June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                           (Unaudited)            1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   1,122,254    $   4,053,528
Net realized gain (loss) on investment transactions ....................................       1,775,492         (425,923)
Net unrealized appreciation (depreciation) on investment transactions during the period       (1,053,284)       7,061,426
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................       1,844,462       10,689,031
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................      (2,616,021)      (2,084,300)
                                                                                           -------------    -------------
Class B ................................................................................        (162,390)        (145,438)
                                                                                           -------------    -------------
Net realized gains:
Class A ................................................................................      (3,459,899)     (13,310,859)
                                                                                           -------------    -------------
Class B ................................................................................        (256,077)      (1,061,031)
                                                                                           -------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................      32,137,168       84,060,024
Reinvestment of distributions ..........................................................       6,075,919       15,395,159
Cost of shares redeemed ................................................................     (44,214,824)     (78,589,880)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Class A share transactions ..................      (6,001,737)      20,865,303
                                                                                           -------------    -------------
Class B
Proceeds from shares sold ..............................................................       3,392,704        2,289,092
Reinvestment of distributions ..........................................................         418,468        1,206,469
Cost of shares redeemed ................................................................      (3,481,978)      (3,472,243)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Class B share transactions ..................         329,194           23,318
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................     (10,322,468)      14,976,024
Net assets at beginning of period ......................................................     213,704,022      198,727,998
Net assets at end of period (including undistributed net investment income of $1,108,041   -------------    -------------
   and $2,764,198, respectively)                                                           $ 203,381,554    $ 213,704,022
                                                                                           -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ..............................................      18,237,831       16,394,977
                                                                                           -------------    -------------
Shares sold ............................................................................       3,006,923        7,593,339
Shares issued to shareholders in reinvestment of distributions .........................         568,374        1,356,967
Shares redeemed ........................................................................      (4,140,203)      (7,107,452)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................        (564,906)       1,842,854
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      17,672,925       18,237,831
                                                                                           -------------    -------------
Class B
Shares outstanding at beginning of period ..............................................       1,266,642        1,267,444
                                                                                           -------------    -------------
Shares sold ............................................................................         307,455          207,208
Shares issued to shareholders in reinvestment of distributions .........................          39,219          106,495
Shares redeemed ........................................................................        (327,497)        (314,505)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................          19,177             (802)
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................       1,285,819        1,266,642
                                                                                           -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                  36 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       GROWTH AND INCOME PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Growth and Income Portfolio

The following tables include selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A (b)
-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000(d)   1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.96   $11.25   $11.48  $ 9.37   $ 7.98   $ 6.26
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .06      .22      .27     .27      .27      .23
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions         .07      .46      .54    2.47     1.46     1.72
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         .13      .68      .81    2.74     1.73     1.95
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     (.15)    (.13)    (.25)   (.26)    (.23)    (.19)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.21)    (.84)    (.79)   (.37)    (.11)    (.04)
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (.36)    (.97)   (1.04)   (.63)    (.34)    (.23)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $10.73   $10.96   $11.25  $11.48   $ 9.37   $ 7.98
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          1.20**   5.80     7.18   30.47    22.17    31.74
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     190      200      184     157       91       52
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            .55*     .55      .56     .58      .66      .75
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .54*     .55      .56     .58      .66      .75
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 1.14*    2.01     2.41    2.54     3.14     3.18
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 64*      65       39      28       32       24
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                  2000(d)   1999     1998    1997(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $10.93  $11.24   $11.47   $ 9.44
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 .05     .19      .25      .14
Net realized and unrealized gain (loss) on investment transactions                           .07     .46      .54     2.02
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                           .12     .65      .79     2.16
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                       (.13)   (.12)    (.23)    (.13)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                               (.21)   (.84)    (.79)       --
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                       (.34)   (.96)   (1.02)    (.13)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $10.71  $10.93   $11.24   $11.47
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                            1.06**  5.48     6.95    22.89**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                        14      14       14        7
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                              .80*     .80     .79      .80*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                               .79*     .80     .79      .80*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                    .88*    1.76    2.20     2.13*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                   64*      65      39       28
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.
(b)      On May 1, 1997 existing shares were redesignated as Class A shares.
(c) For the period May 1, 1997 (commencement of sale of Class B shares) to December 31, 1997.
(d)      For the six months ended June 30, 2000 (Unaudited).
*        Annualized
**       Not annualized

        SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 37
                     GROWTH AND INCOME PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Capital Growth Portfolio

Dear Shareholders,

After rallying to new highs in the last month of the first quarter, the stock market declined precipitously at the very start of the second quarter, sparked in part by news that settlement talks between the government and Microsoft had broken off. This triggered a sharp downturn in Microsoft stock and on the Nasdaq. At its nadir, the Nasdaq had fallen nearly 28% from its all-time high, reached less than one month earlier. Particularly hard hit were very highly valued technology and Internet companies.

The extraordinary day-to-day volatility of the market continued in the second quarter, as did abrupt sector rotation. Many of the top contributors to the S&P 500 in the second quarter were health care companies such as Pfizer and Merck, while many of the poorest performers were technology stocks, including Microsoft and Cisco Systems. In many ways, the first quarter's laggards took the lead in the second quarter. So, what had changed? Valuation and earnings re-entered the investment lexicon in the second quarter, as investors shied away from companies seen as having excessive valuations, seeking out more reasonably valued companies.

For the portfolio, relative performance was primarily a function of individual stock selection and weightings. While large capitalization growth stocks have done well relative to other sectors, the portfolio's objective of dampening downside volatility again helped relative performance in this weak environment. For the six months ended June 30, 2000, Class A shares returned 3.38%, compared with the -0.41% return of the portfolio's unmanaged benchmark, the S&P 500. The portfolio's return placed it ahead of the 1.27% average of the Lipper large-cap core fund category.

Warner-Lambert was one of the largest contributors to the portfolio's return during the period, as investors recognized the high prospective earnings growth of the Warner/Pfizer combination. Corning Inc., PepsiCo, and EMC were all overweighted in the portfolio, relative to the portfolio's benchmark, and thus were substantial contributors to overall returns.

Most transactions were driven by company-specific developments and were not a result of any shift in overall portfolio strategy. However, within the health care sector, we increased the portfolio's exposure to large-capitalization pharmaceuticals, as their valuations appeared favorable relative to other areas of health care. Merck, an existing holding, was increased, and an initial position of Eli Lilly was established. The portfolio holding of Amgen was sold due to litigation uncertainties, and the proceeds reinvested in MedImmune, another biotech name which has benefited the portfolio in the past.

Given the uncertainty over whether the Federal Reserve Board has completed its current round of monetary tightening, we believe the stock market will be very discriminatory, rewarding only those companies that are able to demonstrate dependable above-average earnings growth. The period of "growth at any price," experienced in 1999 and earlier this year, appears to have faded and a refocus on "growth at a reasonable price" has returned. This is an environment where we believe our attention to relative valuation and quality should position the portfolio for superior performance.

Sincerely,

Your Portfolio Management Team

/s/William F. Gadsden                   /s/Bruce F. Beaty

William F. Gadsden                      Bruce F. Beaty
Co-Lead Portfolio Manager               Co-Lead Portfolio Manager


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Most transactions were driven by company-specific developments and were not a result of any shift in overall portfolio strategy.

                  38 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       CAPITAL INCOME PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Capital Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Capital Growth
            Portfolio -- Class A*       S&P 500 Index
            ---------------------       -------------

 '90                10000                   10000
 '91                10275                   10738
 '92                12173                   12180
 '93                14380                   13841
 '94                14253                   14036
 '95                17148                   17694
 '96                20660                   22293
 '97                28215                   30032
 '98                35794                   39092
 '99                42264                   47991
 '00                53208                   51474

                          Yearly periods ended June 30

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Capital Growth Portfolio -- Class A*                                    S&P 500 Index
---------------------------------------------------------------  --------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
6/30/2000             $10,000      Cumulative       Annual       6/30/2000            $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  12,589        25.89%         25.89%       1 Year             $  10,726         7.26%          7.26%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  31,029       210.29%         25.42%       5 Year             $  29,092       190.92%         23.78%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year             $  53,208       432.08%         18.19%       10 Year            $  51,474       414.74%         17.79%
-------------------------------------------------------------    ------------------------------------------------------------

*        On May 12, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                  Capital Growth
               Portfolio -- Class B          S&P 500 Index
               --------------------          -------------

5/97**                 10000                    10000
6/97                   10581                    10449
12/97                  11569                    11554
6/98                   13391                    13601
12/98                  14222                    14857
6/99                   15776                    16697
12/99                  19183                    17984
6/00                   19803                    17909

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Capital Growth Portfolio -- Class B                                     S&P 500 Index
---------------------------------------------------------------  --------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of     Cumulative      Average       Period Ended        Growth of     Cumulative      Average
6/30/2000             $10,000                       Annual       6/30/2000            $10,000                       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  12,553        25.53%         25.53%       1 Year              $  10,726         7.26%          7.26%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio** $  20,198       101.98%         25.12%       Life of Portfolio** $  17,909        79.09%         20.79%
-------------------------------------------------------------    ------------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin May 31, 1997.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                   SCUDDER VARIABLE LIFE INVESTMENT FUND -- 39
                                CAPITAL INCOME PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Capital Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

Equity Securities              97%      Sector breakdown of the                   The portfolio's
Cash Equivalents                3%      Portfolio's equity holdings        objective of dampening
----------------------------------                                            downside volatility
                              100%      Technology                    31%   helped performance in
----------------------------------      Health                        17%       a weak investment
                                        Financial                      9%            environment.
                                        Consumer Staples               8%
                                        Communications                 8%
                                        Media                          7%
                                        Manufacturing                  7%
                                        Consumer Discretionary         5%
                                        Energy                         5%
                                        Other                          3%
                                        ----------------------------------
                                                                     100%
                                        ----------------------------------



--------------------------------------------------------------------------------
Ten Largest Equity Holdings
(32% of Portfolio)
--------------------------------------------------------------------------------

 1.  Intel Corp.
     Producer of semiconductor memory circuits

 2.  General Electric Co.
     Producer of electrical equipment

 3.  Pfizer, Inc.
     International pharmaceutical company

 4.  Microsoft Corp.
     Developer of computer software

 5.  Cisco Systems, Inc.
     Manufacturer of computer network products

 6.  EMC Corp.
     Provider of enterprise storage systems, software, networks and services

 7.  American Express Co.
     Provider of travel-related, financial advisory and international banking services

 8.  Oracle Corp.
     Provider of database management software

 9.  PepsiCo, Inc.
     Provider of soft drinks, snack foods and food services

 10. Merck & Co., Inc.
     Drug manufacturer

                  40 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       CAPITAL GROWTH PORTFOLIO

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Capital Growth Portfolio

                                                                                                        Principal
                                                                                                        Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.0%
-----------------------------------------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%, to be repurchased at $38,723,890 on 7/3/2000**                        -----------
    (Cost $38,703,000) ...........................................................................    38,703,000    38,703,000
                                                                                                                   -----------

                                                                                                   Shares
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.0%
-----------------------------------------------------------------------------------------------------------------------------

 Consumer Discretionary 5.2%
 Department & Chain Stores 4.8%
 Home Depot, Inc. ................................................................................       489,250    24,431,922
 Target Corp. ....................................................................................       210,300    12,197,400
 Wal-Mart Stores, Inc. ...........................................................................       451,600    26,023,450
                                                                                                                   -----------
                                                                                                                    62,652,772
                                                                                                                   -----------
 Recreational Products 0.4%
 Six Flags, Inc.* ................................................................................       264,900     6,026,475
                                                                                                                   -----------
 Consumer Staples 7.7%
 Alcohol & Tobacco 1.2%
 Anheuser-Busch Companies, Inc. ..................................................................       208,200    15,549,938
                                                                                                                   -----------
 Food & Beverage 3.9%
 Bestfoods .......................................................................................        94,200     6,523,350
 Coca-Cola Co. ...................................................................................       264,700    15,203,706
 PepsiCo, Inc. ...................................................................................       664,900    29,546,494
                                                                                                                   -----------
                                                                                                                    51,273,550
                                                                                                                   -----------
 Package Goods/Cosmetics 2.6%
 Colgate-Palmolive Co. ...........................................................................       281,200    16,836,850
 Gillette Co. ....................................................................................       507,500    17,730,781
                                                                                                                   -----------
                                                                                                                    34,567,631
                                                                                                                   -----------
 Health 16.1%
 Biotechnology 2.6%
 Genentech, Inc.* ................................................................................        89,400    15,376,800
 Immunex Corp.* ..................................................................................       175,500     8,676,281
 MedImmune, Inc.* ................................................................................       141,600    10,478,400
                                                                                                                   -----------
                                                                                                                    34,531,481
                                                                                                                   -----------
 Medical Supply & Specialty 4.6%
 Baxter International, Inc. ......................................................................       366,700    25,783,594
 Becton, Dickinson & Co. .........................................................................       386,000    11,073,375
 Medtronic, Inc. .................................................................................       307,500    15,317,344
 PE Corp.-PE Biosystems Group ....................................................................       112,800     7,430,700
                                                                                                                   -----------
                                                                                                                    59,605,013
                                                                                                                   -----------
 Pharmaceuticals 8.9%
 Allergan, Inc. ..................................................................................        27,400     2,041,300
 Bristol-Myers Squibb Co. ........................................................................       171,000     9,960,750
 Eli Lilly & Co. .................................................................................       238,700    23,840,163
 Merck & Co., Inc. ...............................................................................       379,600    29,086,850
 Pfizer, Inc. ....................................................................................     1,079,375    51,810,000
                                                                                                                   -----------
                                                                                                                   116,739,063

    The accompanying notes are an integral part of the financial statements.

                   SCUDDER VARIABLE LIFE INVESTMENT FUND -- 41
                                   CAPITAL GROWTH PORTFOLIO

                                            Shares       Value ($)
--------------------------------------------------------------------------------

 Communications 6.2%
 Cellular Telephone 3.2%
 AT&T Wireless Group* .................      404,200   11,267,075
 Nokia Oyj (ADR) ......................      320,800   16,019,950
 Vodafone AirTouch plc (ADR) ..........      346,700   14,366,381
                                                       ----------
                                                       41,653,406
                                                       ----------
 Telephone/Communications 3.0%
 Bell Atlantic Corp.* .................      243,100   12,352,519
 BroadWing, Inc.* .....................      455,400   11,811,938
 US West, Inc. ........................      172,200   14,766,150
                                                       ----------
                                                       38,930,607
                                                       ----------
 Financial 8.4%
 Insurance 3.0%
 American International Group, Inc. ...      214,068   25,152,990
 Marsh & McLennan Companies, Inc. .....      139,300   14,548,144
                                                       ----------
                                                       39,701,134
                                                       ----------
 Consumer Finance 4.5%
 American Express Co. .................      626,800   32,671,950
 Citigroup, Inc. ......................      448,875   27,044,719
                                                       ----------
                                                       59,716,669
                                                       ----------
 Other Financial Companies 0.9%
 Federal National Mortgage Association       215,900   11,267,281
                                                       ----------
 Media 6.8%
 Advertising 1.7%
 Interpublic Group of Companies, Inc. .      253,300   10,891,900
 Omnicom Group, Inc. ..................      122,000   10,865,625
                                                       ----------
                                                       21,757,525
                                                       ----------
 Broadcasting & Entertainment 1.9%
 Infinity Broadcasting Corp.* .........      278,200   10,136,913
 Viacom, Inc. "B"* ....................      229,000   15,614,938
                                                       ----------
                                                       25,751,851
                                                       ----------
 Cable Television 3.2%
 AT&T Corp.-- Liberty Media Group "A"*     1,131,000   27,426,750
 Comcast Corp. "A"* ...................      364,800   14,774,400
                                                       ----------
                                                       42,201,150
                                                       ----------
 Service Industries 2.4%
 EDP Services 0.9%
 Electronic Data Systems Corp. ........      284,900   11,752,125
                                                       ----------
 Miscellaneous Commercial Services 1.1%
 Siebel Systems, Inc.* ................       84,500   13,821,031
                                                       ----------
 Miscellaneous Consumer Services 0.4%
 eBay, Inc.* ..........................       98,900    5,371,506
                                                       ----------
 Durables 1.6%
 Aerospace
 United Technologies Corp. ............      354,500   20,871,188
                                                       ----------
 Manufacturing 7.8%
 Diversified Manufacturing 4.4%
 General Electric Co. .................    1,075,300   56,990,900
                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                  42 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       CAPITAL GROWTH PORTFOLIO


                                                                     Shares       Value ($)
-------------------------------------------------------------------------------------------

 Industrial Specialty 3.4%
 Corning, Inc. ............................................          99,300      26,798,588
 JDS Uniphase Corp.* ......................................         155,500      18,640,563
                                                                              -------------
                                                                                 45,439,151
                                                                              -------------
 Technology 29.8%

 Computer Software 8.9%
 America Online, Inc.* ....................................         375,100      19,786,525
 i2 Technologies Inc.* ....................................          40,200       4,191,478
 Intuit, Inc.* ............................................         331,300      13,707,538
 Microsoft Corp.* .........................................         614,700      49,176,000
 Oracle Corp.* ............................................         352,500      29,632,031
                                                                              -------------
                                                                                116,493,572
                                                                              -------------
 Diverse Electronic Products 3.5%
 Applied Materials, Inc.* .................................         146,100      13,240,313
 Dell Computer Corp.* .....................................         360,700      17,787,019
 Motorola Inc. ............................................         240,200       6,980,813
 Teradyne, Inc.* ..........................................         108,700       7,989,450
                                                                              -------------
                                                                                 45,997,595
                                                                              -------------
 EDP Peripherals 2.9%
 EMC Corp.* ...............................................         496,800      38,222,550
                                                                              -------------
 Electronic Components/Distributors 3.7%
 Cisco Systems, Inc.* .....................................         768,500      48,847,781
                                                                              -------------
 Electronic Data Processing 4.5%
 Apple Computer, Inc.* ....................................         206,800      10,831,150
 International Business Machines Corp. ....................         188,600      20,663,488
 Sun Microsystems, Inc.* ..................................         298,500      27,144,844
                                                                              -------------
                                                                                 58,639,482
                                                                              -------------
 Semiconductors 6.3%
 Intel Corp. ..............................................         445,300      59,531,044
 Vitesse Semiconductor Corp.* .............................         156,800      11,534,600
 Xilinx, Inc.* ............................................         146,100      12,062,381
                                                                              -------------
                                                                                 83,128,025
                                                                              -------------
 Energy 5.0%

 Oil & Gas Production 1.8%
 Exxon Mobil Corp. ........................................         295,141      23,168,569
                                                                              -------------
 Oilfield Services/Equipment 3.2%
 BJ Services Company* .....................................          95,800       5,987,500
 Nabors Industries, Inc.* .................................         201,800       8,387,306
 Schlumberger Ltd. ........................................         371,500      27,723,188
                                                                                 42,097,994
                                                                              -------------

-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $906,622,874)                                       1,272,767,015
-------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $945,325,874) (a)                  1,311,470,015
-------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At June 30, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $946,333,956 was as follows:

     Aggregate gross unrealized appreciation for all investments in
       which there is an excess of value over tax cost ....                  $  399,521,102

     Aggregate gross unrealized depreciation for all investments in
       which there is an excess of tax cost over value ....                      34,385,043

                                                                              -------------
     Net unrealized appreciation                                             $  365,136,059
                                                                              -------------

-------------------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 2000, aggregated $499,770,964 and $487,831,192, respectively.

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 43
                                  CAPITAL GROWTH PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Capital Growth Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $945,325,874) .....     $1,311,470,015
Cash ........................................................              3,579
Receivable for investments sold .............................          8,406,258
Dividends receivable ........................................            332,884
Interest receivable .........................................              7,111
                                                                  --------------
Total assets ................................................      1,320,219,847

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ...........................         14,422,411
Payable for Portfolio shares redeemed .......................          1,215,675
Accrued management fee ......................................            479,397
Accrued accounting fees .....................................             12,688
Other accrued expenses and payables .........................             47,149
                                                                  --------------
Total liabilities ...........................................         16,177,320
--------------------------------------------------------------------------------
Net assets, at value                                              $1,304,042,527
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .........................          1,674,814
Net unrealized appreciation (depreciation) on investments ...        366,144,141
Accumulated net realized gain (loss) ........................         94,996,960
Paid-in capital .............................................        841,226,612
--------------------------------------------------------------------------------
Net assets, at value                                              $1,304,042,527
--------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per share
   ($1,302,530,956 / 49,206,530 outstanding shares of
   beneficial interest, no par value, unlimited number            --------------
   of shares authorized) ....................................     $        26.47
                                                                  --------------

Class B

Net Asset Value, offering and redemption price per share
   ($1,511,571 / 57,204 outstanding shares of beneficial
   interest, no par value, unlimited number of                    --------------
   shares authorized) .......................................     $        26.42
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                  44 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income

------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $37,216) ......................   $  3,794,214
Interest ..................................................................        975,601
                                                                              ------------
Total Income ..............................................................      4,769,815
                                                                              ------------
Expenses:
Management fee ............................................................      2,815,585
Custodian fees ............................................................         22,146
Accounting fees ...........................................................         75,166
Distribution fees (Class B) ...............................................          1,793
Auditing ..................................................................         28,574
Legal .....................................................................         14,742
Trustees' fees and expenses ...............................................          9,282
Reports to shareholders ...................................................          4,004
Other .....................................................................         10,610
                                                                              ------------
Total expenses, before expense reductions .................................      2,981,902
Expense reductions ........................................................           (852)
                                                                              ------------
Total expenses, after expense reductions ..................................      2,981,050
------------------------------------------------------------------------------------------
Net investment income (loss)                                                     1,788,765
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................     96,207,594
                                                                              ------------
Net unrealized appreciation (depreciation) during the period on investments    (55,447,096)
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions ................................     40,760,498
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...........   $ 42,549,263
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 45
                                  CAPITAL GROWTH PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                                             Six Months
                                                                                                Ended           Year Ended
                                                                                            June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                            (Unaudited)           1999
------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     1,788,765    $     4,335,201
Net realized gain (loss) on investment transactions ....................................        96,207,594        149,905,463
Net unrealized appreciation (depreciation) on investment transactions during the period        (55,447,096)       170,488,185
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ........................        42,549,263        324,728,849
                                                                                           ---------------    ---------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................        (3,035,212)        (2,669,192)
                                                                                           ---------------    ---------------
Class B ................................................................................              --               (1,420)
                                                                                           ---------------    ---------------
Net realized gains:
Class A ................................................................................      (149,151,554)       (95,714,159)
                                                                                           ---------------    ---------------
Class B ................................................................................          (177,202)           (90,868)
                                                                                           ---------------    ---------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................       149,459,495        250,685,427
Reinvestment of distributions ..........................................................       152,186,766         98,383,351
Cost of shares redeemed ................................................................      (143,228,433)      (221,798,743)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class A share transactions ..................       158,417,828        127,270,035
                                                                                           ---------------    ---------------
Class B
Proceeds from shares sold ..............................................................           303,818            147,712
Reinvestment of distributions ..........................................................           177,202             92,288
Cost of shares redeemed ................................................................          (127,797)           (15,571)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class B share transactions ..................           353,223            224,429
                                                                                           ---------------    ---------------
Increase (decrease) in net assets ......................................................        48,956,346        353,747,674
Net assets at beginning of period ......................................................     1,255,086,181        901,338,507
Net assets at end of period (including undistributed net investment income of              ---------------    ---------------
   $1,674,814 and $2,921,261, respectively) ............................................   $ 1,304,042,527    $ 1,255,086,181
                                                                                           ---------------    ---------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ..............................................        43,044,031         37,591,894
                                                                                           ---------------    ---------------
Shares sold ............................................................................         5,405,488         10,268,993
Shares issued to shareholders in reinvestment of distributions .........................         5,968,108          4,293,111
Shares redeemed ........................................................................        (5,211,097)        (9,109,967)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................         6,162,499          5,452,137
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................        49,206,530         43,044,031
                                                                                           ---------------    ---------------

Class B
Shares outstanding at beginning of period ..............................................            44,161             34,617
                                                                                           ---------------    ---------------
Shares sold ............................................................................            10,953              6,164
Shares issued to shareholders in reinvestment of distributions .........................             6,957              4,032
Shares redeemed ........................................................................            (4,867)              (652)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................            13,043              9,544
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................            57,204             44,161
                                                                                           ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

                  46 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       CAPITAL GROWTH PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Capital Growth Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A (b)

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000(d)   1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $29.13   $23.95   $20.63  $16.50   $15.08   $12.23
                                                                        ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .04      .10      .16     .18      .19      .14
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions         .81     7.64     4.46    5.39     2.68     3.25
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         .85     7.74     4.62    5.57     2.87     3.39
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    (.07)     (.07)    (.17)   (.19)    (.19)    (.11)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                           (3.44)    (2.49)   (1.13)  (1.25)   (1.26)    (.43)
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (3.51)    (2.56)   (1.30)  (1.44)   (1.45)    (.54)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $26.47   $29.13   $23.95  $20.63   $16.50   $15.08
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          3.38**  35.23    23.23   35.76    20.13    28.65
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   1,303    1,254      901     676      440      338
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                      .48*     .49      .50     .51      .53      .57
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .29*     .43      .75     .96     1.27     1.06
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 80*      66       55      42       66      119
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                  2000(d)   1999     1998    1997(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $29.05  $23.92   $20.61   $17.54
                                                                                          -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 .01     .04      .11      .08
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                           .80    7.62     4.45     3.08
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                           .81    7.66     4.56     3.16
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         --    (.04)    (.12)    (.09)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                              (3.44)  (2.49)   (1.13)      --
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                      (3.44)  (2.53)   (1.25)    (.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $26.42  $29.05   $23.92   $20.61
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                            3.23** 34.88    22.94    18.00**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                      1.51    1.28      .83      .55
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                        .73*    .74      .75      .75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                    .04*    .18      .49      .64*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                   80*     66       55       42
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      On May 12, 1997 existing shares were redesignated as Class A shares.

(c) For the period May 12, 1997 (commencement of sale of Class B shares) to December 31, 1997.

(d)      For the six months ended June 30, 2000 (Unaudited).

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 47
                                  CAPITAL GROWTH PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Large Company Growth Portfolio

Dear Shareholders,

Large company growth stocks posted volatile performance in the first half of the year, as interest rate concerns sparked rapid shifts in leadership among the various sectors of the market. In this environment, our efforts to keep the fund closely in line with the sector weightings of its benchmark really paid off, particularly when technology stocks crumbled midway through the period. While our investment strategy is not quite sector neutral, we are committed to controlling risk through diversification. This discipline prevents us from trying to guess the next hot sector or momentum stock. In addition, it helps ensure that the fund will be positioned to capture gains when sectors bounce back, as many did during the second quarter. Over the six months ended June 30, 2000, this approach proved beneficial to performance, as the Class A shares of the portfolio returned 5.24% versus a return of 4.23% for its unmanaged benchmark, the Russell 1000 Growth Index. According to Lipper Analytical Services, the portfolio has also performed well in comparison to its peers, finishing in the top fifth of the category over the twelve-month period.^1

Our goal is to invest in stocks with superior fundamentals and earnings potential, since such characteristics tend to produce favorable results over time. Our focus on earnings growth led us to establish a marginal overweighting in the health care sector, where we benefited from the strong performance of pharmaceuticals (Pfizer) and biotech stocks (Allergan, MedImmune). The portfolio's holdings in the technology stocks also helped performance over the full period, despite the sector's spring correction. We took advantage of the volatility of April and May to add to our positions in Aether Systems, Broadcom, Siebel Systems, i2, Juniper Networks, and Ariba, a decision that allowed us to benefit from the June rally in tech stocks. On the negative side, performance was hurt by our holdings in retail stocks, which were hurt by earnings disappointments and concerns over a potential slowdown in the U.S. economy. We are confident that the portfolio is well-positioned in this area, since it is focused on value-end retailers such as Wal-Mart, Target, and Kohl's, companies whose emphasis on consumer staples generally makes them less vulnerable to fluctuations in the economy.

Despite the market's recent challenges, we remain committed to our pure growth investment philosophy. We believe that over time, companies with strong franchises, skilled management, and stable, consistent earnings growth will produce superior long-term returns. Although it is likely that the second half of the year will bring additional volatility and rapid sector rotations, investors should remain focused on the long term. We continue to believe that quality large-cap growth stocks offer excellent prospects for fund investors.

Sincerely,

Your Portfolio Manager

/s/Valerie F. Malter
Valerie F. Malter
Lead Portfolio Manager




1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000, Scudder Variable Life Investment Fund: Large Company Growth Portfolio's Lipper ranking was 39 out of 205 funds for the one-year period. Past performance is no guarantee of future results.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

In a difficult environment for equities, the portfolio's value-oriented approach enabled it to outperform its benchmark index, the S&P 500. Management's disciplined, diversified approach enabled the portfolio to outperform both its benchmark and its peers.

                  48 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       LARGE COMPANY GROWTH PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Large Company Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTANS A LINE CHART HERE

LINE CHART DATA:

         Large Company Growth           Russell 1000
         Portfolio -- Class A           Growth Index

 5/99*            10000                    10000
 6/99             10797                    10700
 9/99             10781                    10308
 12/99            13555                    12898
 3/00             14601                    13818
 6/00             14265                    13444

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.



Large Company Growth Portfolio -- Class A                              Russell 1000 Growth Index
---------------------------------------------------------------  --------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
6/30/2000             $10,000      Cumulative       Annual       6/30/2000            $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  13,211        32.11%         32.11%       1 Year             $  12,565        25.65%         25.65%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  14,312        43.12%         36.16%       Life of Portfolio* $  13,444        34.44%         31.36%
-------------------------------------------------------------    ------------------------------------------------------------

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTANS A LINE CHART HERE

LINE CHART DATA:

           Large Company Growth           Russell 1000
           Portfolio -- Class B           Growth Index

5/99*               10000                     10000
6/99                10781                     10700
9/99                10748                     10308
12/99               13505                     12898
3/00                14502                     13818
6/00                14132                     13444

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Large Company Growth Portfolio -- Class B                              Russell 1000 Growth Index
---------------------------------------------------------------  --------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of     Cumulative      Average       Period Ended        Growth of     Cumulative      Average
6/30/2000             $10,000                       Annual       6/30/2000            $10,000                       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  13,108        31.08%         31.08%       1 Year             $  12,565        25.65%         25.65%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  14,179        41.79%         35.06%       Life of Portfolio* $  13,444        34.44%         31.36%
-------------------------------------------------------------    ------------------------------------------------------------


* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.


                   SCUDDER VARIABLE LIFE INVESTMENT FUND -- 49
                             LARGE COMPANY GROWTH PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Large Company Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

Equity Securities               91%    Sector breakdown of the                  Despite the recent
Cash Equivalents                 9%    Portfolio's equity holdings               volatility of the
------------------------------------                                            technology sector,
                               100%    Technology                     45%  management continues to
------------------------------------   Health                         15%         find a wealth of
                                       Consumer Discretionary          7%     attractive long-term
                                       Consumer Staples                7%            opportunities
                                       Media                           7%            in that area.
                                       Manufacturing                   6%
                                       Communications                  5%
                                       Financial                       3%
                                       Service Industries              3%
                                       Other                           2%
                                       -----------------------------------
                                                                     100%
                                       -----------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(39% of Portfolio)

1.  Intel Corp.
    Producer of semiconductor memory circuits

2.  Cisco Systems, Inc.
    Manufacturer of computer network products

3.  Pfizer, Inc.
    International pharmaceutical company

4.  General Electric Co.
    Producer of electrical equipment

5.  Microsoft Corp.
    Developer of computer software

6.  Sun Microsystems, Inc.
    Manufacturer of high-performance workstations, servers and software

7.  Medtronic, Inc.
    Manufacturer of cardiac pacemakers

8.  Applied Materials, Inc.
    Producer of reactors used to manufacture thin film

9.  Merck & Co., Inc.
    Drug manufacturer

10. Colgate-Palmolive Co.
    Manufacturer of household and personal care products

                  50 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       LARGE COMPANY GROWTH PORTFOLIO

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Large Company Growth Portfolio

                                                                                                        Principal
                                                                                                        Amount ($)    Value ($)
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 8.9%
--------------------------------------------------------------------------------------------------------------------------------


 State Street Bank and Trust Company, 6.48%, to be repurchased at $1,000,540 on 7/3/2000**                              ---------
    (Cost $1,000,000) ...................................................................................   1,000,000   1,000,000
                                                                                                                        ---------


                                                                                                   Shares
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Common Stocks 91.1%
--------------------------------------------------------------------------------------------------------------------------------
 Consumer Discretionary 6.4%
 Department & Chain Stores 5.7%
 Gap, Inc. ..............................................................................................       2,405      75,156
 Home Depot, Inc. .......................................................................................       3,115     155,555
 Kohl's Corp.* ..........................................................................................       1,960     109,025
 Target Corp. ...........................................................................................       1,400      81,200
 Wal-Mart Stores, Inc. ..................................................................................       3,740     215,518
                                                                                                                        ---------
                                                                                                                          636,454
                                                                                                                        ---------
 Specialty Retail 0.7%
 Circuit City Stores, Inc. ..............................................................................       2,250      74,672
                                                                                                                        ---------
 Consumer Staples 6.3%
 Food & Beverage 1.8%
 PepsiCo, Inc. ..........................................................................................       4,490     199,524
                                                                                                                        ---------
 Package Goods/Cosmetics 4.5%
 Colgate-Palmolive Co. ..................................................................................       3,600     215,550
 Estee Lauder Companies Inc. "A" ........................................................................       3,030     149,796
 Gillette Co. ...........................................................................................       3,920     136,955
                                                                                                                        ---------
                                                                                                                          502,301
                                                                                                                        ---------
 Health 14.0%
 Biotechnology 2.2%
 Genentech, Inc.* .......................................................................................         930     159,960
 MedImmune, Inc.* .......................................................................................       1,180      87,320
                                                                                                                        ---------
                                                                                                                          247,280
                                                                                                                        ---------
 Medical Supply & Specialty 2.5%
 Medtronic, Inc. ........................................................................................       5,610     279,448
                                                                                                                        ---------
 Pharmaceuticals 9.3%
 Allergan, Inc. .........................................................................................       1,430     106,535
 Johnson & Johnson ......................................................................................       1,020     103,912
 Merck & Co., Inc. ......................................................................................       2,860     219,148
 Pfizer, Inc. ...........................................................................................      12,882     618,336
                                                                                                                        ---------
                                                                                                                        1,047,931
                                                                                                                        ---------
 Communications 4.2%
 Cellular Telephone 2.3%
 American Tower Corp. "A"* ..............................................................................       1,500      62,531
 Nokia Oyj (ADR) ........................................................................................       2,180     108,864
 Vodafone AirTouch plc (ADR) ............................................................................       2,110      87,433
                                                                                                                        ---------
                                                                                                                          258,828
                                                                                                                        ---------
 Telephone/Communications 1.9%
 JDS Uniphase Corp.* ....................................................................................       1,770     212,179
                                                                                                                        ---------

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 51
                            LARGE COMPANY GROWTH PORTFOLIO


                                                                              Shares   Value ($)
-------------------------------------------------------------------------------------------------

 Financial 2.7%
 Insurance 1.0%
 American International Group, Inc. ......................................       992   116,560
                                                                                       -------
 Consumer Finance 0.8%
 American Express Co. ....................................................     1,730    90,176
                                                                                       -------
 Other Financial Companies 0.9%
 Morgan Stanley Dean Witter & Co. ........................................     1,210   100,733
                                                                                       -------
 Media 6.2%
 Advertising 0.9%
 Omnicom Group, Inc. .....................................................     1,080    96,188
                                                                                       -------
 Broadcasting & Entertainment 4.2%
 Clear Channel Communications, Inc.* .....................................     1,900   142,500
 Univision Communication, Inc.* ..........................................     1,010   104,535
 Viacom, Inc. "B"* .......................................................     1,860   126,829
 Walt Disney Co. .........................................................     2,660   103,241
                                                                                       -------
                                                                                       477,105
                                                                                       -------
 Cable Television 1.1%
 AT&T Corp. -- Liberty Media Group* ......................................     5,080   123,190
                                                                                       -------
 Service Industries 2.4%

 EDP Services 0.7%
 Electronic Data Systems Corp. ...........................................     1,940    80,025
                                                                                       -------
 Investment 0.8%
 Charles Schwab Corp. ....................................................     2,805    94,318
                                                                                       -------
 Miscellaneous Commercial Services 0.9%
 Siebel Systems, Inc.* ...................................................       610    99,773
                                                                                       -------
 Durables 1.4%
 Telecommunications Equipment
 Lucent Technologies, Inc. ...............................................     2,580   152,865
                                                                                       -------
 Manufacturing 5.7%
 Diversified Manufacturing
 General Electric Co. ....................................................     9,350   495,550
 Textron, Inc. ...........................................................     2,710   147,187
                                                                                       -------
                                                                                       642,737
                                                                                       -------
 Technology 40.5%
 Computer Software 8.7%
 America Online, Inc.* ...................................................     3,950   208,362
 Computer Associates International, Inc. .................................     1,590    81,388
 i2 Technologies Inc.* ...................................................       610    63,602
 Microsoft Corp.* ........................................................     5,750   460,000
 Oracle Corp.* ...........................................................     1,960   164,763
                                                                                       -------
                                                                                       978,115
                                                                                       -------
 Diverse Electronic Products 6.6%
 Aether Systems, Inc.* ...................................................       770   157,850
 Applied Materials, Inc.* ................................................     2,670   241,969
 Dell Computer Corp.* ....................................................     1,870    92,214
 General Motors Corp. "H" ................................................     1,150   100,912

    The accompanying notes are an integral part of the financial statements.

                  52 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       LARGE COMPANY GROWTH PORTFOLIO

                                                                Shares       Value ($)
--------------------------------------------------------------------------------------

 Teradyne, Inc.* .........................................        2,070      152,145
                                                                          ----------
                                                                             745,090
                                                                          ----------
 EDP Peripherals 2.8%
 Ariba, Inc.* ............................................        1,500      147,070
 EMC Corp.* ..............................................        2,200      169,263
                                                                          ----------
                                                                             316,333
                                                                          ----------
 Electronic Components/Distributors 8.1%
 Broadcom Corp.* .........................................          490      107,279
 Cisco Systems, Inc.* ....................................       11,160      709,357
 Juniper Networks, Inc.* .................................          610       88,793
                                                                          ----------
                                                                             905,429
                                                                          ----------
 Electronic Data Processing 4.6%
 International Business Machines Corp. ...................        1,000      109,562
 Sun Microsystems, Inc.* .................................        4,470      406,491
                                                                          ----------
                                                                             516,053
                                                                          ----------
 Semiconductors 9.7%
 Intel Corp. .............................................        5,470      731,271
 Linear Technology Corp. .................................        2,830      180,943
 Vitesse Semiconductor Corp.* ............................        2,360      173,608
                                                                          ----------
                                                                           1,085,822
                                                                          ----------
 Energy 1.3%
 Oilfield Services/Equipment
 Schlumberger Ltd. .......................................        1,870      139,549
                                                                          ----------

--------------------------------------------------------------------------------------
Total Common Stocks (Cost $9,522,682)                                     10,218,678
--------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $10,522,682) (a)               11,218,678
--------------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At June 30, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $10,560,253 was as follows:

         Aggregate gross unrealized appreciation for all investments in
         which there is an excess of value over tax cost ...........      $1,121,631

         Aggregate gross unrealized depreciation for all investments
         in which there is an excess of tax cost over value .........        463,206

                                                                          ----------
         Net unrealized appreciation ...............................      $  658,425
                                                                          ----------

--------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 2000, aggregated $8,190,541 and $3,373,756, respectively.

    The accompanying notes are an integral part of the financial statements.

                   SCUDDER VARIABLE LIFE INVESTMENT FUND -- 53
                             LARGE COMPANY GROWTH PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Large Company Growth Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $10,522,682) ..   $ 11,218,678
Cash ....................................................        474,920
Receivable for investments sold .........................         66,303
Dividends receivable ....................................          2,725
Interest receivable .....................................            180
Receivable for Portfolio shares sold ....................          7,242
Other assets ............................................          2,400
                                                            ------------
Total assets ............................................     11,772,448

Liabilities
--------------------------------------------------------------------------------
Accrued management fee ..................................         10,797
Accrued accounting fees .................................         24,938
Other accrued expenses and payables .....................         15,444
                                                            ------------
Total liabilities .......................................         51,179
--------------------------------------------------------------------------------
Net assets, at value                                        $ 11,721,269
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .........................        (16,865)
Net unrealized appreciation (depreciation) on investments        695,996
Accumulated net realized gain (loss) ....................        302,732
Paid-in capital .........................................     10,739,406
--------------------------------------------------------------------------------
Net assets, at value                                        $ 11,721,269
--------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per share
   ($11,720,414 / 1,386,078 outstanding shares of
   beneficial interest, no par value, unlimited number     -------------
   of shares authorized) ..............................    $        8.46
                                                            ------------

Class B

NetAsset Value, offering and redemption price per share
   ($855 / 102 outstanding shares of beneficial interest,
   no par value, unlimited number of shares                -------------
   authorized) ........................................    $        8.38
                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                  54 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                       LARGE COMPANY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000  (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $20) ..........................   $  14,899
Interest ..................................................................      20,967
                                                                              ---------
Total Income ..............................................................      35,866
                                                                              ---------
Expenses:
Management fee ............................................................      27,392
Custodian fees ............................................................       2,403
Accounting fees ...........................................................      24,938
Auditing ..................................................................      10,831
Legal .....................................................................         318
Trustees' fees and expenses ...............................................      13,555
Registration fees .........................................................       3,350
Other .....................................................................       5,530
                                                                              ---------
Total expenses, before expense reductions .................................      88,317
Expense reductions ........................................................     (33,235)
Total expenses, after expense reductions ..................................      55,082
----------------------------------------------------------------------------------------
Net investment income (loss)                                                    (19,216)
----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................     385,530
                                                                              ---------
Net unrealized appreciation (depreciation) during the period on investments    (408,603)
----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      (23,073)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $    (42,289)
----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 55
                            LARGE COMPANY GROWTH PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            For the Period
                                                                                              Six Months     May 3, 1999
                                                                                            Ended June 30,  (commencement of
                                                                                                 2000        operations) to
Increase (Decrease) in Net Assets                                                             (Unaudited)  December 31, 1999
------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (19,216)   $      2,351
Net realized gain (loss) on investment transactions ...................................        385,530          72,405
Net unrealized appreciation (depreciation) on investment transactions during the period       (408,603)      1,104,599
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations .......................        (42,289)      1,179,355
                                                                                          ------------    ------------
Distribution to shareholders from:
Net realized gains:
Class A ...............................................................................       (155,190)           --
                                                                                          ------------    ------------
Class B ...............................................................................            (13)           --
                                                                                          ------------    ------------
Portfolio share transactions:
Class A
Proceeds from shares sold .............................................................     17,514,403       9,134,300
Reinvestment of distributions .........................................................        155,190            --
Cost of shares redeemed ...............................................................    (11,776,112)     (5,288,392)
                                                                                          ------------    ------------
Net increase (decrease) in net assets from Class A share transactions .................      5,893,481       3,845,908
                                                                                          ------------    ------------
Class B
Proceeds from shares sold .............................................................              4            --
Reinvestment of distributions .........................................................             13            --
                                                                                          ------------    ------------
Net increase (decrease) in net assets from Class B share transactions .................             17            --
                                                                                          ------------    ------------
Increase (decrease) in net assets .....................................................      5,696,006       5,025,263
Net assets at beginning of period .....................................................      6,025,263       1,000,000
Net assets at end of period (including accumulated net investment loss of $16,865 and     ------------    ------------
   undistributed net investment income of $2,351, respectively) .......................   $ 11,721,269    $  6,025,263
                                                                                          ------------    ------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period .............................................        737,872         166,567
                                                                                          ------------    ------------
Shares sold ...........................................................................      2,120,509       1,387,332
Shares issued to shareholders in reinvestment of distributions ........................         18,699            --
Shares redeemed .......................................................................     (1,491,002)       (816,027)
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................        648,206         571,305
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................      1,386,078         737,872
                                                                                          ------------    ------------

Class B
Shares outstanding at beginning of period .............................................            100             100
                                                                                          ------------    ------------
Shares sold ...........................................................................              2            --
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................              2            --
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................            102             100
                                                                                          ------------    ------------

    The accompanying notes are an integral part of the financial statements.

                 56 | SCUDDER VARIABLE LIFE INVESTMENT FUND --
                      LARGE COMPANY GROWTH PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Large Company Growth Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A

------------------------------------------------------------------------------------------------
                                                                               2000(e)  1999(b)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $ 8.16    $6.00(d)
                                                                              ------------------
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    (.02)     .00
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions               .45     2.16
                                                                              ------------------
------------------------------------------------------------------------------------------------
  Total from investment operations                                               .43     2.16
------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                   (.13)      --
                                                                              ------------------
------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 8.46   $ 8.16
------------------------------------------------------------------------------------------------
Total Return (%) (c)                                                            5.24**  36.00**
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                            12        6
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                 2.01*    3.47*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                  1.25*    1.25*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                      (.44)*     .09*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       80*     119*
------------------------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------------------------
                                                                               2000(e)  1999(b)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $ 8.13    $6.00(d)
                                                                              ------------------
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    (.05)     .00
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions               .43     2.13
                                                                              ------------------
------------------------------------------------------------------------------------------------
  Total from investment operations                                               .38     2.13
------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                   (.13)      --
                                                                              ------------------
------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 8.38   $ 8.13
------------------------------------------------------------------------------------------------
Total Return (%) (c)                                                            4.64**  35.50**
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                            --       --
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                 2.26*    3.72*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                  1.50*    1.50*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                      (.69)*    (.16)*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       80*     119*
------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the period May 3, 1999 (commencement of operations) to December 31,
         1999.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Original capital.

(e)      For the six months ended June 30, 2000 (Unaudited).

*        Annualized

**       Not annualized


                  SCUDDER VARIABLE LIFE INVESTMENT FUND -- | 57
                         LARGE COMPANY GROWTH PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000

21st Century Growth Portfolio

Dear Shareholders,

The past six months have proven to be a challenging period for investors. This was particularly true in the second quarter, when there was almost nowhere to hide. Large company, small company, growth, or value -- almost all stocks in U.S. markets struggled. The persistence of the Federal Reserve Board has begun to pay off as retail sales, housing starts, and job creation began to cool and caused investors to pause. While we believe strength in technology and capital equipment will help moderate any slowdown, even in these sectors, the sustainability of what had been stratospheric growth came into question.

The portfolio outperformed its benchmark, as Class A shares returned 2.93%, compared to a 1.23% return for the unmanaged Russell 2000 Growth Index.

While some of the portfolio's larger positions corrected sharply in price, many others did quite well. Mercury Computer, a developer of high performance, real-time digital signal processing systems, declined sharply in the second quarter, as did Asyst Technologies, the leader in isolation systems for material tracking and automation in semiconductor manufacturing. Pacific Sunwear, a mall-based retailer selling casual clothes to teenagers, also fell, as its comparable-store sales were below expectations.

At the same time, Swift Energy, a U.S. onshore natural gas producer, and Mercury Interactive, a developer of testing tools for Web-based systems and critical business applications, contributed to performance. Polycom, a builder of video and voice conferencing products, also advanced. Each of these companies has a leadership position in its respective market and has shown an ability to meet or exceed expectations.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Rather than trying to invest in a portfolio of more defensive holdings, we prefer to find pockets of strength.

--------------------------------------------------------------------------------

Going forward, we believe that the possibility of one or more increases in interest rates, slower growth and weaker earnings combined with market valuation levels that are still high has heightened the risk for equities in general. Yet, within this framework, we expect to see pockets of strength. For example, the semiconductor and natural gas industries are facing a substantial need to expand capacity. Both industries require massive capital and considerable time to expand. In addition, innovation in biotechnology and technology is not closely linked to cycles in the economy.

Thus, rather than trying to invest in a portfolio of more defensive holdings, we prefer to find pockets of strength. In times like this, we believe we can add value by owning stocks of quality companies that meet or exceed expectations, that grow when everything else is slowing, and that control their own destiny through innovation.

Sincerely,

Your Portfolio Management Team

/s/Peter Chin                                    /s/Roy C. McKay

Peter Chin                                       Roy C. McKay
Lead Portfolio Manager                           Portfolio Manager

                   Scudder Variable Life Investment Fund | 58
                   21st Century Growth Portfolio

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000

21st Century Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             21st Century Growth         Russell 2000
             Portfolio -- Class A        Growth Index

     5/99*          10000                   10000
     6/99           11074                   10527
     9/99           12083                   10010
    12/99           17521                   13352
     3/00           19967                   14592
     6/00           18034                   13516

21st Century Growth Portfolio -- Class A                               Russell 2000 Growth Index
---------------------------------------------------------------        --------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of     Cumulative      Average             Period Ended  Growth of     Cumulative      Average
6/30/2000             $10,000                       Annual             6/30/2000      $10,000                       Annual
---------------------------------------------------------------        --------------------------------------------------------
1 Year              $  16,285        62.85%         62.85%             1 Year       $  12,839        28.39%         28.39%
---------------------------------------------------------------        --------------------------------------------------------
Life of Portfolio*  $  18,185        81.85%         67.33%             Life of
                                                                       Portfolio*   $  13,516        35.16%         32.01%
---------------------------------------------------------------        --------------------------------------------------------

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               21st Century Growth         Russell 2000
               Portfolio -- Class B        Growth Index

     5/99*            10000                   10000
     6/99             11058                   10527
     9/99             12033                   10010
    12/99             17438                   13352
     3/00             19851                   14592
     6/00             17902                   13516

21st Century Growth Portfolio -- Class B                               Russell 2000 Growth Index
---------------------------------------------------------------        --------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of     Cumulative      Average             Period Ended  Growth of     Cumulative      Average
6/30/2000             $10,000                       Annual             6/30/2000      $10,000                       Annual
---------------------------------------------------------------        --------------------------------------------------------
1 Year              $  16,189        61.89%         61.89%             1 Year       $  12,839        28.39%         28.39%
---------------------------------------------------------------        --------------------------------------------------------
Life of Portfolio*  $  18,051        80.51%         66.27%             Life of
                                                                       Portfolio*   $  13,516        35.16%         32.01%
---------------------------------------------------------------        --------------------------------------------------------

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.

                   Scudder Variable Life Investment Fund | 59
                   21st Century Growth Portfolio

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

21st Century Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

We believe strength in technology and capital equipment will help moderate the effects of any economic slowdown.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                           Sector breakdown of the
                                           Portfolio's equity holdings

Equity Securities              98%         Technology                     37%
Cash Equivalents                2%         Manufacturing                  13%
---------------------------------------    Health                          9%
                              100%         Energy                          9%
---------------------------------------    Service Industries              7%
                                           Durables                        7%
                                           Communications                  5%
                                           Consumer Discretionary          4%
                                           Construction                    3%
                                           Other                           6%
                                           -----------------------------------
                                                                         100%
                                           -----------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(26% of Portfolio)

 1.   Power-One, Inc.
      Manufacturer of power supplies for electronic equipment manufacturers

 2.   Silicon Storage Technology, Inc.
      Designer of memory chips

 3.   ISS Group, Inc.
      Provider of network security monitoring, detection and response software

 4.   Mercator Software, Inc.
      Provider of e-business software

 5.   Pinnacle Systems, Inc.
      Manufacturer of video post-production workstations

 6.   Mercury Interactive Corp.
      Producer of automated software testing tools

 7.   Trex Company, Inc.
      Manufacturer of non-wood decking alternative products

 8.   Polycom, Inc.
      Manufacturer of audio and data conferencing products

 9.   Advent Software, Inc.
      Provider of stand-alone and client/server software products

10.   Antec Corp.
      Developer and supplier of optical transmission equipment for cable TV

                   Scudder Variable Life Investment Fund | 60
                   21st Century Growth Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

21st Century Growth Portfolio

                                                     Principal
                                                    Amount ($)     Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 2.2%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%,
    to be repurchased at $500,270 on 7/3/200**                 -----------------
    (Cost $500,000) ............................     500,000     500,000
                                                               -----------------

                                                      Shares
--------------------------------------------------------------------------------
Common Stocks 97.8%
--------------------------------------------------------------------------------

 Consumer Discretionary 4.2%
 Department & Chain Stores 1.4%
 Pacific Sunwear of California, Inc.* ..........       4,600      86,250
 Rent-A-Center, Inc.* ..........................      10,000     225,000
                                                               -----------------
                                                                 311,250
                                                               -----------------
 Restaurants 0.5%
 The Cheesecake Factory Inc.* ..................       4,500     123,750
                                                               -----------------

 Specialty Retail 2.3%
 Cost Plus, Inc.* ..............................       8,400     240,975
 David's Bridal, Inc.* .........................       3,700      42,781
 Gildan Activewear, Inc.* ......................       6,800     249,900
                                                               -----------------
                                                                 533,656
                                                               -----------------
 Consumer Staples 3.0%
 Consumer Specialties 1.0%
 Duane Reade Inc.* .............................       8,700     224,025
                                                               -----------------

 Food & Beverage 0.6%
 Wild Oats Markets Inc.* .......................      11,100     139,444
                                                               -----------------

 Miscellaneous 1.4%
 Hain Celestial Group Inc.* ....................       9,185     336,975
                                                               -----------------

 Health 9.2%
 Biotechnology 4.8%
 Alexion Pharmaceuticals, Inc.* ................       4,200     300,300
 CryoLife, Inc.* ...............................      11,500     264,500
 Gene Logic, Inc.* .............................       6,100     217,694
 QLT Inc.* .....................................       4,100     318,430
                                                               -----------------
                                                               1,100,924
                                                               -----------------
 Health Industry Services 0.3%
 MedQuist, Inc.* ...............................       2,013      68,442
                                                               -----------------

 Medical Supply & Specialty 2.3%
 Aclara Biosciences Inc.* ......................       2,600     132,438
 Cytyc Corp.* ..................................       5,300     282,888
 Fusion Medical Technologies, Inc.* ............       7,400     117,938
                                                               -----------------
                                                                 533,264
                                                               -----------------
 Pharmaceuticals 1.8%
 Biovail Corp.* ................................       4,800     266,100
 Charles River Laboratories International, Inc.*       5,800     128,688
 QLT PhotoTherapeutics, Inc.* ..................         300      23,194
                                                               -----------------
                                                                 417,982
                                                               -----------------

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 61
                   21st Century Growth Portfolio

                                            Shares      Value ($)
--------------------------------------------------------------------------------

Communications 4.4%
Cellular Telephone 0.9%
Research in Motion Ltd.* .............       4,700     211,717
                                                     ---------
Telephone/Communications 2.7%
Lightbridge, Inc.* ...................      12,300     293,663
Proxim, Inc.* ........................         700      69,278
SBA Communications Corp.* ............       5,000     259,688
                                                     ---------
                                                       622,629
                                                     ---------
Miscellaneous 0.8%
Exfo Electro-Optical Engineering Inc.*         600      24,000
Netopia, Inc.* .......................       4,100     165,025
                                                     ---------
                                                       189,025
                                                     ---------
Financial 1.1%
Banks
Hudson United Bancorp ................      11,100     249,056
                                                     ---------

Media 1.7%
Broadcasting & Entertainment 0.7%
Cumulus Media, Inc. "A"* .............      19,000     173,375
                                                     ---------

Cable Television 1.0%
Insight Communications Co., Inc.* ....      14,800     231,250
                                                     ---------

Service Industries 6.9%
EDP Services 2.2%
Micromuse, Inc.* .....................       2,500     413,711
Ultimate Software Group, Inc.* .......      10,000      91,250
                                                     ---------
                                                       504,961
                                                     ---------
Investment 0.6%
Multex.com Inc.* .....................       5,500     138,531
                                                     ---------

Miscellaneous Commercial Services 3.9%
AnswerThink, Inc.* ...................       8,000     133,000
Copart, Inc.* ........................      16,400     262,400
Cornell Corrections, Inc.* ...........       6,100      48,800
Korn/Ferry International* ............       7,400     234,488
Newgen Results Corp.* ................       5,000      82,500
Vicinity Corp.* ......................       7,000     137,375
                                                     ---------
                                                       898,563
                                                     ---------
Miscellaneous Consumer Services 0.2%
Steiner Leisure Ltd.* ................       2,800      63,350
                                                     ---------
Durables 6.5%
Aerospace 0.3%
REMEC, Inc.* .........................       1,700      71,188
                                                     ---------
Telecommunications Equipment 6.2%
Antec Corp.* .........................      11,000     457,188
Com21, Inc.* .........................       7,500     187,500
Polycom, Inc.* .......................       5,200     489,288
Spectrasite Holdings, Inc.* ..........      10,400     295,100
                                                     ---------
                                                     1,429,076
                                                     ---------

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 62
                   21st Century Growth Portfolio

                                          Shares      Value ($)
--------------------------------------------------------------------------------

Manufacturing 12.4%
Chemicals 2.8%
Albany Molecular Research, Inc.* ..       4,700     255,856
Cabot Microelectronics Corp.* .....       8,300     379,725
                                                  ---------
                                                    635,581
                                                  ---------
Electrical Products 5.3%
ATMI, Inc.* .......................       6,000     279,000
Power-One, Inc.* ..................       8,300     945,675
                                                  ---------
                                                  1,224,675
                                                  ---------
Industrial Specialty 0.9%
American Superconductor Corp.* ....       4,100     197,825
                                                  ---------

Machinery/Components/Controls 2.7%
Asyst Technologies, Inc.* .........       1,800      61,650
Brooks Automation Inc.* ...........       4,300     274,931
RadiSys Corp.* ....................       5,300     300,775
                                                  ---------
                                                    637,356
                                                  ---------
Miscellaneous 0.7%
Jakks Pacific, Inc.* ..............      11,100     163,725
                                                  ---------

Technology 36.1%
Computer Software 17.0%
Advent Software, Inc.* ............       7,100     457,950
BSQUARE Corp.* ....................      12,300     275,981
Braun Consulting, Inc.* ...........       8,300     175,338
Cobalt Networks, Inc.* ............       6,400     370,400
Digital Courier Technologies, Inc.*      23,900     152,363
FirstWorld Communications Inc. "B"*       5,100      53,550
ISS Group, Inc.* ..................       6,500     641,773
ITXC Corp.* .......................         700      24,784
Information Architects Corp.* .....      12,300      85,331
Internet Pictures Corp.* ..........           1          20
Mercator Software Inc.* ...........       9,200     632,500
Numerical Technologies, Inc.* .....       1,000      48,625
Precise Software Solutions* .......       2,500      60,000
Quintus Corp.* ....................      10,800     214,481
RSA Security, Inc.* ...............       1,400      96,950
Viador, Inc.* .....................      13,600     215,900
VocalTec, Ltd.* ...................       6,300     144,900
Watchgaurd Technologies, Inc.* ....       5,300     291,169
                                                  ---------
                                                  3,942,015
                                                  ---------
EDP Peripherals 2.4%
Mercury Interactive Corp.* ........       5,800     561,150
                                                  ---------

Office/Plant Automation 4.1%
Mercury Computer Systems, Inc.* ...       5,200     168,025
National Computer Corp.* ..........       4,300     211,775
Pinnacle Systems, Inc.* ...........      25,000     562,109
                                                  ---------
                                                    941,909
                                                  ---------
Precision Instruments 1.1%
Molecular Devices Corp.* ..........       3,700     255,994
                                                  ---------

Semiconductors 9.5%
Alpha Industries, Inc.* ...........       6,900     304,031
Burr-Brown Corp.* .................       4,000     346,750

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 63
                   21st Century Growth Portfolio

                                           Shares      Value ($)
--------------------------------------------------------------------------------

Pixelworks, Inc.* ....................         900      20,475
Silicon Image, Inc.* .................       4,100     204,488
Silicon Storage Technology, Inc.* ....       7,800     688,838
SpeedFam-IPEC, Inc.* .................      10,100     183,694
Therma-Wave, Inc.* ...................       5,300     118,256
Transwitch Corp.* ....................       4,150     320,328
                                                     ---------
                                                     2,186,860
                                                     ---------
Miscellaneous 2.0%
National Information Consortium, Inc.*      24,100     274,138
SonoSite, Inc.* ......................       6,500     187,281
                                                     ---------
                                                       461,419
                                                     ---------
Energy 9.0%
Oil & Gas Production 3.8%
3TEC Energy Corporation* .............       7,200      72,000
Barrett Resources Corp.* .............       5,800     176,538
Key Production Co., Inc.* ............      13,300     232,750
Swift Energy Co.* ....................      14,100     400,088
                                                     ---------
                                                       881,376
                                                     ---------
Oil Companies 1.6%
Stone Energy Corp.* ..................       6,000     358,500
                                                     ---------

Oilfield Services/Equipment 3.6%
National-Oilwell, Inc.* ..............       8,400     276,150
Precision Drilling Corp. "A"* ........       6,300     243,338
Universal Compression Holdings, Inc.*        9,500     318,250
                                                     ---------
                                                       837,738
                                                     ---------
Construction 3.3%
Building Materials 0.4%
Simpson Manufacturing Co., Inc.* .....       1,900      90,844
                                                     ---------

Building Products 2.9%
CoStar Group, Inc.* ..................       6,700     167,919
Trex Company, Inc.* ..................      10,000     500,000
                                                     ---------
                                                       667,919
                                                     ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $19,722,150)              22,617,319
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $20,222,150) (a)                           23,117,319
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At June 30, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $20,222,150 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......... $5,350,896

     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value ...........  2,455,727
                                                                      ----------
     Net unrealized appreciation .................................... $2,895,169
                                                                      ----------

--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 2000, aggregated $20,392,085 and $12,046,581, respectively.

    The accompanying notes are an integral part of the financial statements.


                   Scudder Variable Life Investment Fund | 64
                   21st Century Growth Portfolio

Financial Statements

21st Century Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------


Assets
-----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $20,222,150) ................................................   $ 23,117,319
Cash ..................................................................................................      1,805,562
Receivable for investments sold .......................................................................        215,929
Interest receivable ...................................................................................             90
                                                                                                          ------------
Total assets ..........................................................................................     25,138,900

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased .....................................................................        101,180
Payable for Portfolio shares redeemed .................................................................         74,322
Accrued management fee ................................................................................         72,603
Accrued accounting fees ...............................................................................         48,360
Other accrued expenses and payables ...................................................................         16,988
                                                                                                          ------------
Total liabilities .....................................................................................        313,453
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                      $ 24,825,447
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .......................................................................       (128,882)
Net unrealized appreciation (depreciation) on investments .............................................      2,895,169
Accumulated net realized gain (loss) ..................................................................      1,081,041
Paid-in capital .......................................................................................     20,978,119
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                      $ 24,825,447
-----------------------------------------------------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per share ($24,824,367 / 2,304,232 outstanding shares of   ------------
   beneficial interest, no par value, unlimited number of shares authorized)                              $      10.77
                                                                                                          ------------
Class B

Net Asset Value, offering and redemption price per share ($1,080 / 101
   outstanding shares of beneficial interest, no par value, unlimited number of                           ------------
   shares authorized)                                                                                     $      10.69
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.


                   Scudder Variable Life Investment Fund | 65
                   21st Century Growth Portfolio

-----------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Dividends .................................................................   $     4,490
Interest ..................................................................        16,642
                                                                              -----------
Total Income ..............................................................        21,132
                                                                              -----------
Expenses:
Management fee ............................................................        87,514
Custodian fees ............................................................        10,599
Accounting fees ...........................................................        26,318
Auditing ..................................................................        10,744
Legal .....................................................................         2,548
Trustees' fees and expenses ...............................................        13,650
Reports to shareholders ...................................................           730
Other .....................................................................         4,979
                                                                              -----------
Total expenses, before expense reductions .................................       157,082
Expense reductions ........................................................        (7,068)
                                                                              -----------
Total expenses, after expense reductions ..................................       150,014
-----------------------------------------------------------------------------------------
Net investment income (loss)                                                     (128,882)
-----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...............................................................     1,097,255
Foreign currency related transactions .....................................          (230)
                                                                              -----------
                                                                                1,097,025
                                                                              -----------
Net unrealized appreciation (depreciation) during the period on investments    (1,540,230)
-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       (443,205)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $  (572,087)
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                   Scudder Variable Life Investment Fund | 66
                   21st Century Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                             For the Period
                                                                                         Six Months Ended     May 3, 1999
                                                                                            (Unaudited)     (commencement of
                                                                                           June 30, 2000     operations) to
Increase (Decrease) in Net Assets                                                           (Unaudited)    December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $   (128,882)   $    (38,859)
Net realized gain (loss) on investment transactions ...................................      1,097,025         245,202
Net unrealized appreciation (depreciation) on investment transactions during the period     (1,540,230)      4,435,399
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations .......................       (572,087)      4,641,742
                                                                                          ------------    ------------
Distributions to shareholders from:
Net realized gains:
Class A ...............................................................................       (222,315)           --
                                                                                          ------------    ------------
Class B ...............................................................................            (12)           --
                                                                                          ------------    ------------
Portfolio share transactions:
Class A
Proceeds from shares sold .............................................................     22,818,400      12,105,114
Reinvestment of distributions .........................................................        222,315            --
Cost of shares redeemed ...............................................................    (12,858,402)     (3,309,320)
                                                                                          ------------    ------------
Net increase (decrease) in net assets from Class A share transactions .................     10,182,313       8,795,794
                                                                                          ------------    ------------
Class B
Reinvestment of distributions .........................................................             12            --
                                                                                          ------------    ------------
Net increase (decrease) in net assets from Class B share transactions .................             12            --
                                                                                          ------------    ------------
Increase (decrease) in net assets .....................................................      9,387,911      13,437,536
Net assets at beginning of period (original capital) ..................................     15,437,536       2,000,000
Net assets at end of period (including accumulated net investment loss of $128,882 at     ------------    ------------
   June 30, 2000) .....................................................................   $ 24,825,447    $ 15,437,536
                                                                                          ------------    ------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period .............................................      1,462,745         333,233
                                                                                          ------------    ------------
Shares sold ...........................................................................      1,973,997       1,569,398
Shares issued to shareholders in reinvestment of distributions ........................         24,217            --
Shares redeemed .......................................................................     (1,156,727)       (439,886)
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................        841,487       1,129,512
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................      2,304,232       1,462,745
                                                                                          ------------    ------------
Class B
Shares outstanding at beginning of period .............................................            100             100
Shares issued to shareholders in reinvestment of distributions ........................              1            --
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................              1            --
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................            101             100
                                                                                          ------------    ------------

    The accompanying notes are an integral part of the financial statements.


                   Scudder Variable Life Investment Fund | 67
                   21st Century Growth Portfolio

Financial Highlights
--------------------------------------------------------------------------------

21st Century Growth Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            2000(e)  1999(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                       $10.55   $6.00(d)
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                 (.07)   (.04)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                            .41    4.59
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                            .34    4.55
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                                (.12)      --
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                             $10.77  $10.55
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c)                                                                                         2.93** 75.83**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                         25      15
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                              1.57*   2.90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                               1.50*   1.50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                   (1.29)*  (.95)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                   128*     61
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            2000(e)  1999(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                       $10.51   $6.00(d)
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                 (.11)    (.06)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                            .41    4.57
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                            .30    4.51
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                                (.12)      --
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                             $10.69  $10.51
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c)                                                                                        2.66**  75.17**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                         --      --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                             1.82*    3.15*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                              1.75*    1.75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                  (1.54)*  (1.20)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                  128*      61
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period May 3, 1999 (commencement of operations) to December 31,
     1999.

(c)  Total return would have been lower had certain expenses not been reduced.

(d)  Original capital.

(e)  For the six months ended June 30, 2000 (Unaudited).

*    Annualized

**   Not annualized

                   Scudder Variable Life Investment Fund | 68
                   21st Century Growth Portfolio

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Global Discovery Portfolio

Dear Shareholders,

After posting a strong performance in the first three months of the year on the strength of the outstanding returns of its holdings in the technology sector, the Global Discovery Portfolio retraced most of its gains in the second quarter as the shockwaves emanating from the Nasdaq decline extended to smaller tech-related stocks both here and abroad. Over the six months ended June 30, 2000, Class A shares returned 2.93%, versus 4.62% for its unmanaged benchmark, the Salomon Brothers World Equity Extended Market Index. Although the portfolio's focus on growth stocks caused it to underperform its benchmark during the six-month period, Lipper Analytical Services ranks it in the top third of 55 funds within its peer group over the one-year period, and ninth out of 40 over the three-year period.^1

Over the first half of the year, we sought to diversify the portfolio through changes to our holdings in the technology and health care sectors. As a result, turnover has been higher than normal and the sector composition of the portfolio has changed in a fairly dramatic fashion. The health care position, which was 7% of the portfolio at the beginning of the year, is now up to 20%. Conversely, technology now represents 21% of the portfolio, down from 29% at the start of 2000. Major sales in the tech sector include two very successful companies specializing in Internet security: Check Point Software Technologies, an Israeli leader in corporate firewalls, and Baltimore Technologies, an emerging U.K. company that focuses on Private Key Infrastructure (PKI) and Virtual Private Networks (VPN). Profits from both exceeded four times our original cost. More than half of the cash flows from money made available from security sales went into the health care sector. The other significant area of increase was energy stocks. Within that sector, we are positioning the portfolio to take advantage of gas shortages in North America, which should prompt improved pricing and increases in drilling and related services.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Management increased the portfolio's position in technology stocks, while trimming its weighting in health care.

--------------------------------------------------------------------------------

We are investing on the basis that the U.S. economy will slow, Europe will grow more quickly, and Japan's economy will begin to turn around. This overview only serves as a backdrop, however. We are far more influenced by what we perceive to be the long-term secular changes resulting from the revolution in communications (e.g., wireless), the acceleration of discoveries in the health care field, and the continued prosperity of companies that have found or created special niches. While valuations are still high for many companies, the positive side of the valuation picture is that "dot com madness" is no longer infecting the investment landscape. The current environment is much more favorable to our style than it was a few months ago, and we intend to take advantage of it by building up positions in those companies where we have the highest level of confidence.

Sincerely,

Your Portfolio Management Team

/s/Gerald J. Moran                               /s/Steven T. Stokes

Gerald J. Moran                                  Steven T. Stokes
Lead Portfolio Manager                           Portfolio Manager

^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000, Scudder Variable Life Investment Fund: Global Discovery Portfolio's Lipper ranking was 13 out of 55 funds for the one-year period, and 9 out of 40 funds for the three-year period. Past performance is no guarantee of future results.

                   Scudder Variable Life Investment Fund | 69
                   Global Discovery Portfolio

Performance Update
--------------------------------------------------------------------------------

                                                                   June 30, 2000
Global Discovery Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Global Discovery             Salomon Brothers World
             Portfolio -- Class A             Equity EMI Index

  5/96*             10000                          10000
  6/96               9967                           9871
 12/96              10343                          10120
  6/97              11378                          10927
 12/97              11624                          10969
  6/98              13569                          12110
 12/98              13536                          11620
  6/99              14992                          12564
 12/99              22453                          14216
  6/00              23112                          14873

Global Discovery Portfolio -- Class A                                  Salomon Brothers World Equity EMI Index
---------------------------------------------------------------        --------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of     Cumulative      Average            Period Ended        Growth of     Cumulative      Average
6/30/2000             $10,000                       Annual            6/30/2000            $10,000                       Annual
---------------------------------------------------------------        --------------------------------------------------------
1 Year              $  15,417        54.17%         54.17%            1 Year             $  11,837        18.37%         18.37%
---------------------------------------------------------------        --------------------------------------------------------
Life of Portfolio*  $  23,575       135.75%         22.85%            Life of
                                                                      Portfolio*         $  14,873        48.73%         10.20%
---------------------------------------------------------------        --------------------------------------------------------

* The Portfolio commenced operations on May 1, 1996. On May 2, 1997, existing shares were redesignated as Class A shares. Index comparisons begin May 31, 1996.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                     Global Discovery         Salomon Brothers World
                   Portfolio -- Class B         Equity EMI Index

     5/96*                10000                      10000
     6/96                 10452                      10330
    12/96                 10664                      10370
     6/97                 12435                      11449
    12/97                 12389                      10985
     6/98                 13695                      11878
    12/98                 20520                      13440
     6/99                 21100                      14060
    12/99
     6/00

Global Discovery Portfolio -- Class B                                  Salomon Brothers World Equity EMI Index
---------------------------------------------------------------        --------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of     Cumulative      Average             Period Ended        Growth of     Cumulative     Average
6/30/2000             $10,000                       Annual             6/30/2000            $10,000                      Annual
---------------------------------------------------------------        --------------------------------------------------------
1 Year              $  15,407        54.07%         54.07%             1 Year             $  11,837        18.37%        18.37%
---------------------------------------------------------------        --------------------------------------------------------
Life of                                                                Life of
Portfolio**         $  22,563       125.63%         29.32%             Portfolio**        $  14,060        40.60%        11.68%
---------------------------------------------------------------        --------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin May 31, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.

                   Scudder Variable Life Investment Fund | 70
                   Global Discovery Portfolio

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Global Discovery Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

By Region                                   The portfolio's technology weighting
(Excluding 3% Cash Equivalents)              has fallen from 29% on December 31,
                                             1999, while its weighting in health
U.S. & Canada                            54%       care has increased from 7% of
Europe                                   34%                         net assets.
Japan                                     9%
Other                                     3%
-------------------------------------------------
                                        100%
-------------------------------------------------


A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

By Sector
(Excluding 3% Cash Equivalents)

Technology                               21%
Health                                   20%
Service Industries                       17%
Financial                                15%
Energy                                    8%
Consumer Discretionary                    6%
Manufacturing                             4%
Communications                            3%
Media                                     2%
Other                                     4%
---------------------------------------------
                                        100%
---------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(28% of Portfolio)

 1.     Symbol Technologies, Inc.
        Manufacturer of bar code laser scanners

 2.     Serco Group plc
        Facilities management company

 3.     QLT Photo Therapeutics, Inc.
        Developer of pharmaceutical products

 4.     Mercator Software, Inc.
        Provider of e-business software

 5.     Altran Technologies S.A.
        Provider of engineering and consulting services

 6.     Marschollek, Lautenschlaeger und Partner AG
        Independent life insurance company

 7.     Shinko Securities Co., Ltd.
        Provider of financial services

 8.     Legg Mason, Inc.
        Provider of various financial services

 9.     JOT Automation Group Oyj
        Manufacturer of high technology production automation systems and equipment

10.     ISS Group, Inc.
        Provider of network security monitoring, detection and response software

                   Scudder Variable Life Investment Fund | 71
                   Global Discovery Portfolio

----------------------------------------------------------------------------------------------
Investment Portfolio                                           as of June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Global Discovery Portfolio

                                                                    Principal
                                                                     Amount ($)    Value ($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Repurchase Agreements 3.1%
----------------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette, 6.53%, to be repurchased at
    $4,372,378 on 7/3/2000**                                                     ---------
    (Cost $4,370,000) ............................................   4,370,000   4,370,000
                                                                                 ---------

                                                                      Shares
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Common Stocks 96.9%
----------------------------------------------------------------------------------------------
Austria 0.1%
Schoeller-Bleckmann Oilfield Equipment AG (Manufacturer of parts
   for drilling technology) ......................................      13,008     115,331
                                                                                 ---------
Brazil 0.1%
PT Multimedia Servicos* (Provider of an Internet portal in
   Portugal and Brazil) ..........................................      11,800      90,334
                                                                                 ---------

Canada 6.6%
Berkley Petroleum Corp.* (Oil and gas producer) ..................     110,100     695,235
Creo Products Inc.* (Manufacturer of printing related products) ..       5,200     118,300
Exfo Electro-Optical Engineering Inc.* (Designer and manufacturer
   of fiber optics) ..............................................       5,200     228,150
Mosaic Group Inc.* (Provider of sales, marketing and corporate
   communications services) ......................................      85,000   1,033,295
QLT Inc.* (Developer of pharmaceutical products) .................      56,800   4,411,427
QLT PhotoTherapeutics, Inc.* (Pharmaceutical company) ............       4,300     332,444
Talisman Energy Inc.* (Explorer and producer of oil and gas) .....      72,700   2,408,276
                                                                                 ---------
                                                                                 9,227,127
                                                                                 ---------
Finland 2.2%
JOT Automation Group Oyj (Manufacturer of high technology
   production automation systems and equipment) ..................     424,100   2,826,166
Perlos Oyj (Manufacturer of injection moulds, electromechanical
   connectors and assembly equipment) ............................       7,300     230,358
                                                                                 ---------
                                                                                 3,056,524
                                                                                 ---------
France 4.8%
Altran Technologies S.A.* (Provider of engineering and consulting
   services) .....................................................      19,890   3,889,132
Dassault Systemes S.A. (Computer aided design, manufacturing and
   engineering software) .........................................      13,586   1,265,431
Trader.com N.V. NY Reg, "A"* (Publisher of advertising newspapers)      16,600     234,475
Transiciel S.A. (Developer of computer software) .................      20,420   1,310,156
                                                                                 ---------
                                                                                 6,699,194
                                                                                 ---------
Germany 4.4%
Epcos AG* (Producer of electronic components and integrated
   circuits) .....................................................      10,899   1,096,204
Hawesko Holding AG (Marketer of wines and liqueurs and related
   products) .....................................................       3,016      58,656
Marschollek, Lautenschlaeger und Partner AG (Independent life
   insurance company) ............................................       8,783   4,387,594
Pfeiffer Vacuum Technology AG (ADR) (Manufacturer of various pumps
   and vacuum systems) ...........................................       9,372     368,437
Telesens AG* (Producer of billing systems) .......................       6,686     264,525
                                                                                 ---------
                                                                                 6,175,416
                                                                                 ---------
Hong Kong 2.5%
Legend Holdings Ltd. (Manufacturer of computers and related
   products) .....................................................   1,368,000   1,324,901
Li & Fung Ltd. (Exporter of consumer products) ...................     409,000   2,046,154
Sunevision Holdings Ltd.* (Provider of Internet infrastructure and
   services) .....................................................     103,000      83,900
                                                                                 ---------
                                                                                 3,454,955
                                                                                 ---------
Ireland 5.7%
Anglo Irish Bank Corp. plc (Provider of financial services for
   business and private sectors) .................................   1,079,222   2,325,260

    The accompanying notes are an integral part of the financial statements.


                   Scudder Variable Life Investment Fund | 72
                   Global Discovery Portfolio

                                                                                    Shares      Value ($)
---------------------------------------------------------------------------------------------------------

Elan Corp. plc "A" (Warrants) (expire 12/31/2001)* (Developer of
   controlled-absorption drug delivery systems) .............................       30,500    1,860,500
Elan Corp. plc (ADR)* (Research and development of drug delivery
   technology) ..............................................................        3,400      164,688
Irish Continental Group plc (Transporter of passengers, freight
   and containers between Ireland, the U.K. and the continent) ..............       35,560      288,159
Irish Life & Permanent plc (Operator of retail financial services
   group) ...................................................................      269,610    2,269,598
Jury's Hotel Group plc (Hotel operator) .....................................      104,350      621,763
Ryan Hotels plc* (Owner and operator of hotel chain) ........................      318,700      361,561
                                                                                             ----------
                                                                                              7,891,529
                                                                                             ----------
Italy 1.4%
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury
   watches and perfumes) ....................................................      145,470    1,941,573
                                                                                             ----------

Japan 8.5%
Benesse Corp. (Provider of educational services) ............................       21,400    1,485,480
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) ....................      123,000    2,329,083
Internet Initiative Japan Inc.* (Provider of Internet services) .............        5,700      337,725
Japan Securities Finance Co., Ltd. (Provider of securities related
   financing services) ......................................................       63,000      357,586
Kyorin Pharmaceutical Co., Ltd. (Retailer of prescription
   medicines) ...............................................................       37,000    1,537,517
Shinko Securities Co., Ltd. (Provider of financial services) ................      856,000    3,840,015
Toys "R" Us-Japan (Operator of retail toy stores throughout Japan) ..........        1,000      169,996
Uni-Charm Co. (Manufacturer of sanitary napkins, diapers and body
   care goods) ..............................................................       29,700    1,800,765
                                                                                             ----------
                                                                                             11,858,167
                                                                                             ----------
Luxembourg 1.3%
Carrier 1 International S.A.* (Provider of voice, Internet and
   related telecommunications services) .....................................        2,174      122,282
Millicom International Cellular S.A.* (Developer and operator of
   cellular telephone networks) .............................................       32,900    1,151,500
Thiel Logistik AG* (Producer of decision support software) ..................        5,029      468,892
                                                                                             ----------
                                                                                              1,742,674
                                                                                             ----------
Netherlands 1.1%
Versatel Telecom International NV* (Telecommunication services) .............       34,830    1,461,028
                                                                                             ----------

Norway 0.2%
Stepstone ASA* (Provider of job listings on the Internet) ...................       85,500      281,571
                                                                                             ----------

Portugal 0.8%
Jeronimo Martins SGPS, S.A. (Food producer and retailer) ....................       30,140      495,948
PT Multimedia Servicos* (Provider of cable television, Internet
   and e-commerce services) .................................................       11,800      584,975
                                                                                             ----------
                                                                                              1,080,923
                                                                                             ----------
Spain 0.4%
Promotora de Informaciones, S.A.* (Prisa) (Media company) ...................        9,134      211,602
Sogecable S.A.* (Provider of cable television) ..............................        6,240      221,418
Telefonica Publicidad e Informacion, S.A. (Publisher of telephone
   directories) .............................................................       18,607      175,439
                                                                                             ----------
                                                                                                608,459
                                                                                             ----------
Sweden 1.4%
Au System AB* (Delivers consulting services and solutions for the development of advanced Internet and wireless technologies, applications and
   related services) ........................................................       28,600      162,690
Enlight Interactive AB "B"* (Developer of educational software) .............       26,900      321,340
Framtidsfabriken AB* (Internet consulting company) ..........................       14,700      203,197
Modern Times Group MTG AB* (Group of media companies) .......................       14,700      702,409
SwitchCore AB* (Designer and developer of high-speed switches for
   the network market) ......................................................       14,300      149,674
Telelogic AB* (Developer of software for the telecommunications
   industry) ................................................................       63,200      467,362
                                                                                             ----------
                                                                                              2,006,672
                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.


                   Scudder Variable Life Investment Fund | 73
                   Global Discovery Portfolio

                                                                          Shares      Value ($)
---------------------------------------------------------------------------------------------------

Switzerland 0.3%
Fantastic Corp.* (Provider of multimedia related software
   solutions) .....................................................       42,330      407,588
                                                                                   ----------

Taiwan 0.4%
GigaMedia Ltd.* (Provider of broadband Internet access services
   and content) ...................................................       42,900      520,163
                                                                                   ----------

United Kingdom 9.2%
Guardian IT plc (Provider of business continuity and disaster
   recovery services) .............................................       13,905      288,516
Matalan plc* (Clothing retailer) ..................................      257,238    2,029,599
Misys plc* (Provider of computer, support and data services) ......      120,729    1,022,157
NDS Group plc* (ADR) (Provider of open solutions that enable data
   to be transferred digitally) ...................................       11,600      707,600
NSB Retail Systems plc* (Provider of decision support software) ...       72,500      275,011
PizzaExpress plc (Operator of pizza restaurants) ..................       65,564      627,721
RM plc* (Information technology solutions to educational markets) .      106,450    1,085,392
Serco Group plc (Facilities management company) ...................      748,784    5,851,073
Shire Pharmaceuticals Group plc* (Pharmaceutical company) .........       24,634      429,838
Taylor Nelson Sofres plc* (Market research company) ...............      114,210      459,221
                                                                                   ----------
                                                                                   12,776,128
                                                                                   ----------
United States 45.5%
Adelphia Business Solutions, Inc.* (Provider of communication
   services) ......................................................       48,200    1,117,638
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory
   compounds) .....................................................       15,600    1,115,400
Alkermes, Inc.* (Neuropharmaceutical company developing products
   to aid treatment of central nervous system) ....................       58,400    2,752,100
Alpharma Inc. (Manufacturer and marketer of human pharmaceutical
   and animal health products) ....................................       39,300    2,446,425
Anadarko Petroleum Corp. (Explorer and producer of crude oil and
   natural gas) ...................................................       42,600    2,100,713
AnswerThink Consulting Group, Inc.* (Provider of consulting and technology-enabled solutions focused on the Internet and
   Web-enabled commerce) ..........................................       45,300      753,113
Barrett Resources Corp.* (Explorer and producer of oil and gas) ...       33,000    1,004,438
Biomet, Inc.* (Manufacturer of surgical implant devices) ..........       59,700    2,294,719
CTS Corp. (Manufacturer of electronic and electromechanical
   components) ....................................................        9,300      418,500
Citadel Communications Corp.* (Radio broadcaster) .................       12,500      436,719
Concord EFS, Inc.* (Provider of electronic transaction
   authorization, processing, settlement and transfer services) ...       80,050    2,081,300
Cumulus Media, Inc. "A"* (Radio broadcasting company) .............       31,400      286,525
Diamond Offshore Drilling, Inc. (Offshore oil and gas well
   drilling) ......................................................       40,300    1,415,538
Elcor Corp. (Manufacturer of roofing and other industrial products)       44,400    1,021,200
Fiserv Inc.* (Provider of data processing services) ...............       62,000    2,681,500
H & R Block, Inc. (Tax consulting and preparation) ................       29,300      948,588
Hain Celestial Group Inc.* (Distributes and sells natural, organic
   and specialty food products) ...................................       22,100      810,794
ISS Group, Inc.* (Provider of network security monitoring,
   detection, and response software) ..............................       26,300    2,596,714
ITXC Corp.* (Provider of Internet-based voice and fax services) ...       24,100      853,291
Invitrogen Corp.* (Developer of research kits) ....................       14,500    1,090,445
Legg Mason, Inc. (Provider of various financial services) .........       64,500    3,224,995
MIH Ltd.* (Provider of pay-TV services) ...........................       21,400      642,669
Maxim Pharmaceuticals, Inc.* (Pharmaceutical company) .............       17,400      893,925
Mercator Software Inc.* (Provider of e-business software) .........       60,100    4,131,875
Nabors Industries, Inc.* (Land drilling contractor) ...............       80,700    3,354,094
OpenTV Corp.* (Developer of interactive television software) ......        3,900      175,013
Polycom, Inc.* (Manufacturer of audio and data conferencing
   products) ......................................................        8,400      790,388
PurchasePro.com, Inc. (Provider of Internet business-to-business
   electronic commerce services) ..................................       28,400    1,164,400
Rational Software Corp.* (Software products and services for
   development of software applications) ..........................       23,500    2,184,031
S & P Mid-Cap 400 Depository Receipts (Security that represents ownership in
   the Mid-Cap SPDR Trust) ........................................       15,900    1,411,125
St. Jude Medical, Inc. (Manufacturer of heart valves) .............       66,800    3,064,450
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners)      127,663    6,893,774

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 74
                   Global Discovery Portfolio

                                                                         Shares     Value ($)
---------------------------------------------------------------------------------------------------

Tiffany & Co. (Retailer of jewelry and gift items) ...............       30,600    2,065,500
USinternetworking, Inc.* (Developer of management software used on
   the Internet) .................................................       35,000      715,313
VIA NET.WORKS, Inc.* (Provider of Internet access to businesses) .        2,700       41,681
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated
   circuits) .....................................................       12,800      941,600
WatchGuard Technologies, Inc.* (Provider of Internet security
   products) .....................................................       13,600      747,150
Waters Corp.* (Provider of high-performance liquid chromatography
   products and services) ........................................       20,600    2,571,138
                                                                                 -----------
                                                                                  63,238,781
                                                                                 -----------
---------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $118,243,385)                                          134,634,137
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $122,613,385) (a)                      139,004,137
---------------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At June 30, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $122,615,273 was as follows:

     Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost .....  $   25,574,783

     Aggregate gross unrealized depreciation for all investments
         in which there is an excess of tax cost over value ....       9,185,919
                                                                 --------------
     Net unrealized appreciation ............................... $   16,388,864
                                                                 --------------
--------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 2000, aggregated $115,534,230 and $48,036,783, respectively.

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 75
                   Global Discovery Portfolio

Financial Statements
--------------------------------------------------------------------------------

Global Discovery Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $122,613,385) .................................................   $ 139,004,137
Cash ....................................................................................................      21,515,781
Foreign currency, at value (cost $65,183) ...............................................................          65,183
Receivable for investments sold .........................................................................       3,505,549
Dividends receivable ....................................................................................          90,313
Interest receivable .....................................................................................             793
Receivable for Portfolio shares sold ....................................................................       1,236,906
Foreign taxes recoverable ...............................................................................          22,496
Other assets ............................................................................................          61,489
                                                                                                            -------------
Total assets ............................................................................................     165,502,647

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased .......................................................................      13,977,373
Accrued management fee ..................................................................................         113,063
Accrued accounting fee ..................................................................................         116,179
Other accrued expenses and payables .....................................................................          20,711
                                                                                                            -------------
Total liabilities .......................................................................................      14,227,326
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                        $ 151,275,321
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .........................................................................   $    (267,256)
Net unrealized appreciation (depreciation) on:
  Investments ...........................................................................................      16,390,752
  Foreign currency related transactions .................................................................         (10,465)
Accumulated net realized gain (loss) ....................................................................       5,652,558
Paid-in capital .........................................................................................     129,509,732
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                        $ 151,275,321
-----------------------------------------------------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per share ($141,424,909 / 11,075,381 outstanding shares of   -------------
   beneficial interest, no par value, unlimited number of shares authorized) ............................   $       12.77
                                                                                                            -------------

Class B

Net Asset Value, offering and redemption price per share ($9,850,412 / 774,870
   outstanding shares of beneficial interest, no par value, unlimited number of                             -------------
   shares authorized) ...................................................................................   $       12.71
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 76
                   Global Discovery Portfolio

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $15,148) ...........   $   269,252
Interest .......................................................       326,803
                                                                   -----------
Total Income ...................................................       596,055
                                                                   -----------
Expenses:
Management fee .................................................       570,898
Custodian fees .................................................       134,787
Accounting fees ................................................        91,341
Distribution fees (Class B) ....................................        10,611
Auditing .......................................................        10,937
Legal ..........................................................         1,083
Trustees' fees and expenses ....................................         8,208
Reports to shareholders ........................................         2,030
Other ..........................................................         7,375
                                                                   -----------
Total expenses, before expense reductions ......................       837,270
Expense reductions .............................................       (33,773)
                                                                   -----------
Total expenses, after expense reductions .......................       803,497
--------------------------------------------------------------------------------
Net investment income (loss)                                          (207,442)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     7,119,538
Foreign currency related transactions ..........................       (37,377)
                                                                   -----------
                                                                     7,082,161
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (8,242,873)
Foreign currency related transactions ..........................       (10,296)
                                                                   -----------
                                                                    (8,253,169)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (1,171,008)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(1,378,450)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 77
                   Global Discovery Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months
                                                                                                 Ended          Year Ended
                                                                                             June 30, 2000     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (207,442)   $    (267,553)
Net realized gain (loss) on investment transactions ...................................       7,082,161        6,427,361
Net unrealized appreciation (depreciation) on investment transactions during the period      (8,253,169)      18,887,330
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................      (1,378,450)      25,047,138
                                                                                          -------------    -------------
Distributions to shareholders from:
Net investment income:
Class A ...............................................................................        (986,284)            --
                                                                                          -------------    -------------
Class B ...............................................................................         (49,881)            --
                                                                                          -------------    -------------
Net realized gains:
Class A ...............................................................................      (5,917,706)        (336,073)
                                                                                          -------------    -------------
Class B ...............................................................................        (438,954)         (38,072)
                                                                                          -------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold .............................................................     115,129,668       47,977,272
Reinvestment of distributions .........................................................       6,903,991          336,073
Cost of shares redeemed ...............................................................     (42,868,986)     (25,592,178)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Class A share transactions .................      79,164,673       22,721,167
                                                                                          -------------    -------------
Class B
Proceeds from shares sold .............................................................       4,600,330        2,115,662
Reinvestment of distributions .........................................................         488,835           38,073
Cost of shares redeemed ...............................................................      (1,433,197)      (1,824,969)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Class B share transactions .................       3,655,968          328,766
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................      74,049,366       47,722,926
Net assets at beginning of period .....................................................      77,225,955       29,503,029
Net assets at end of period (including accumulated net investment loss of $267,256 and    -------------    -------------
   undistributed net investment income of $976,351, respectively) .....................   $ 151,275,321    $  77,225,955
                                                                                          -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period .............................................       5,348,352        3,172,540
                                                                                          -------------    -------------
Shares sold ...........................................................................       8,335,966        4,926,169
Shares issued to shareholders in reinvestment of distributions ........................         559,481           40,056
Shares redeemed .......................................................................      (3,168,418)      (2,790,413)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................       5,727,029        2,175,812
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................      11,075,381        5,348,352
                                                                                          -------------    -------------
Class B
Shares outstanding at beginning of period .............................................         512,155          500,409
                                                                                          -------------    -------------
Shares sold ...........................................................................         326,280          217,938
Shares issued to shareholders in reinvestment of distributions ........................          39,775            4,560
Shares redeemed .......................................................................        (103,340)        (210,752)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................         262,715           11,746
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................         774,870          512,155
                                                                                          -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 78
                   Global Discovery Portfolio

Financial Highlights
--------------------------------------------------------------------------------

Global Discovery Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A (b)

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                       2000(g)    1999     1998     1997    1996(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $13.18     $ 8.04   $ 7.08   $ 6.33  $6.00(d)
                                                                              -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    (.02)      (.06)    (.03)    (.03)  (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions               .38       5.30     1.18      .81    .34
                                                                              -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                               .36       5.24     1.15      .78    .33
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           (.11)        --     (.12)    (.02)    --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                   (.66)      (.10)    (.07)    (.01)    --
                                                                              -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                           (.77)      (.10)    (.19)    (.03)    --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $12.77     $13.18   $ 8.04   $ 7.08 $ 6.33
                                                                              -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                2.93(e)** 65.88    16.44(e) 12.38(e)5.50(e)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                           141         71       25       18      17
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                 1.42*      1.63     1.72     1.50   1.50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                  1.36*      1.63     1.79     1.79   2.32*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                       (.34)*     (.66)    (.40)    (.44)  (.13)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       93*        70       54       83     50*
-----------------------------------------------------------------------------------------------------------------------------

Class B
-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                2000(g)    1999     1998    1997(f)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $13.11     $ 8.01   $ 7.07   $ 6.20
                                                                                       --------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             (.04)      (.08)    (.05)    (.04)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                        .38       5.28     1.18      .91
                                                                                       --------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                        .34       5.20     1.13      .87
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    (.08)        --     (.12)      --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                            (.66)      (.10)    (.07)      --
                                                                                       --------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                    (.74)      (.10)    (.19)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $12.71     $13.11   $ 8.01   $ 7.07
                                                                                       --------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                         2.83(e)** 65.63    16.18(e) 14.03(e)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                     10         7        4        2
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                          1.67*      1.88     1.98     1.75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)                                            1.61*      1.88     2.04     2.00*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                (.59)*     (.91)    (.69)    (.89)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                93*        70       54       83
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  On May 2, 1997 existing shares were redesignated as Class A shares.

(c)  For the period May 1, 1996 (commencement of operations) to December 31,
     1996.

(d)  Original capital.

(e)  Total returns would have been lower had certain expenses not been reduced.

(f) For the period May 2, 1997 (commencement of sale of Class B shares) to December 31, 1997.

(g)  For the six months ended June 30, 2000 (Unaudited).

*    Annualized

**   Not annualized

                   Scudder Variable Life Investment Fund | 79
                   Global Discovery Portfolio

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000

International Portfolio

Dear Shareholders,

The broad correction in global equity markets that began toward the end of the first quarter continued into the second, with high-growth "new economy" sectors such as technology, media, and telecommunications ("TMT") suffering a particularly sharp sell-off. Worries about interest rate hikes in the U.S., Europe, and even Japan combined with uncertain growth prospects in these markets to lead to a more cautious investment environment worldwide. This dynamic generally helped the performance of a number of traditionally defensive sectors such as pharmaceuticals, food producers, and utilities.

Over the six-month period ended June 30, 2000, Class A Shares of the International Portfolio returned -10.89%, which trailed the -2.97% return of its unmanaged benchmark, the MSCI EAFE & Canada Index. The portfolio's underperformance is largely attributable to the declines in our holdings within the TMT group. The unexpectedly high price paid in the U.K. for the next generation telecommunications licensing had a significant impact on most European telecom operators. Portfolio holdings that were affected by this development include Vodafone AirTouch (U.K.), KPN (Netherlands), and Deutsche Telekom (Germany). On the plus side, our positions in pharmaceuticals, commodities producers, and financials helped performance. Despite its underperformance in the first half of 2000, the portfolio continues to rank well against its peers over the long term. According to Lipper Analytical Services, the portfolio has finished in the top 30% of international variable life funds over the three- and five-year periods.^1

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The portfolio is well diversified among both "new economy" and "old economy" companies.

--------------------------------------------------------------------------------

We continued to reduce exposure to areas where valuations had become less fundamentally grounded, a process we started early in the first quarter. While our sales were concentrated in the TMT area, this action does not reflect a view that the strong global wave of technology innovation is about to end. We continue to commit funds to this area, but are placing greater emphasis on blue chip companies with strong market positions and sustainable cash flows, where we feel growth prospects are still undervalued. We also reduced our exposure to the more economically sensitive areas of our portfolio, as it became clearer that the central banks in the U.S., and to a lesser extent Europe, are committed to slowing economic growth. Funds from these sales were largely redeployed into the European financial sector, in both insurance and banking stocks.

The portfolio remains a blend of growth and value stocks as we enter the third quarter. We are focused on beneficiaries of the new economy growth sectors, as well as those we expect to survive as winners in the restructuring and adaptation of the old economy. While the combination of steady growth and the impact of restructuring and reform should provide a firm foundation for equities over the second half of the year, risks remain. Most notably, a pick-up in inflation on a global basis could result in continued higher interest rates and a "hard landing" for the global economy. As a result, we expect market volatility to remain a factor in the second half of the year.

Sincerely,

Your Portfolio Management Team

/s/Irene T. Cheng                                /s/Nicholas Bratt

Irene T. Cheng                                   Nicholas Bratt
Lead Portfolio Manager                           Portfolio Manager

/s/Carol L. Franklin                             /s/Marc J. Slendebroek

Carol L. Franklin                                Marc J. Slendebroek
Portfolio Manager                                Portfolio Manager

^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000, Scudder Variable Life Investment Fund: International Portfolio's Lipper ranking was 60 out of 129 funds for the one-year period, 24 out of 94 funds for the three-year period, 18 out of 61 for the five-year period, and 5 out of 8 for the ten-year period. Past performance is no guarantee of future results.

                   Scudder Variable Life Investment Fund | 80
                   International Portfolio

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000

International Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             International Portfolio                 MSCI EAFE &
                 -- Class A*                        Canada Index

   '90               10000                             10000
   '91                8989                              8908
   '92                9787                              8839
   '93               10675                             10562
   '94               12933                             12271
   '95               13272                             12549
   '96               15452                             14224
   '97               18525                             16146
   '98               21372                             17161
   '99               23080                             18425
   '00               28890                             21882


                          Yearly periods ended June 30

International Portfolio -- Class A*                                     MSCI EAFE & Canada Index
---------------------------------------------------------------        --------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of     Cumulative      Average             Period Ended        Growth of     Cumulative      Average
6/30/2000             $10,000                       Annual             6/30/2000            $10,000                       Annual
---------------------------------------------------------------        --------------------------------------------------------
1 Year              $  12,518        25.18%         25.18%             1 Year             $  11,877        18.77%         18.77%
---------------------------------------------------------------        --------------------------------------------------------
5 Year              $  21,768       117.68%         16.83%             5 Year             $  17,438        74.38%         11.75%
---------------------------------------------------------------        --------------------------------------------------------
10 Year*            $  28,890       188.90%         11.19%             10 Year*           $  21,882       118.82%          8.14%
---------------------------------------------------------------        --------------------------------------------------------

* On May 8, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             International Portfolio                 MSCI EAFE &
                 -- Class B                         Canada Index

                     10000                             10000
                     10513                             10534
                     10036                              9686
                     12107                             11196
                     11870                             11503
                     13043                             12021
                     18294                             14714
                     16293                             14277

International Portfolio -- Class B                                      MSCI EAFE & Canada Index
---------------------------------------------------------------        --------------------------------------------------------
                                          Total Return                                                    Total Return
                                  -----------------------------                                   -----------------------------
Period Ended         Growth of     Cumulative      Average       Period Ended        Growth of     Cumulative      Average
6/30/2000             $10,000                       Annual       6/30/2000            $10,000                       Annual
---------------------------------------------------------------        --------------------------------------------------------
1 Year              $  12,492        24.92%         24.92%       1 Year             $  11,877        18.77%         18.77%
---------------------------------------------------------------        --------------------------------------------------------
Life of             $  16,613        66.13%         17.50%       Life of            $  14,277        42.77%         12.23%
Portfolio**                                                      Portfolio**
---------------------------------------------------------------        --------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 8, 1997. Index comparisons begin May 31, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                   Scudder Variable Life Investment Fund | 81
                   International Portfolio

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

International Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

By Region
(Excluding 3% Cash Equivalents)

Europe                             64%                 Over the past six months,
Japan                              25%    management has boosted the portfolio's
Pacific Basin                       9%       weighting in Europe, while trimming
U.S. & Canada                       2%                its holdings in Japan. The
                                              portfolio's holdings in financials
---------------------------------------       have also increased significantly,
                                  100%              up from 15% of net assets on
---------------------------------------                       December 31, 1999.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

By Sector
(Excluding 3% Cash Equivalents)

Financial                         23%
Technology                        16%
Communications                    14%
Manufacturing                     12%
Energy                             6%
Health                             5%
Service Industries                 5%
Consumer Staples                   5%
Utilities                          4%
Other                             10%
----------------------------------------
                                 100%
----------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(18% of Portfolio)

 1.   Total Fina ELF S.A.
      Explorer, developer, producer, transporter and marketer of oil and natural gas

 2.   Vodafone AirTouch plc
      Provider of mobile telecommunication services

 3.   VEBA AG
      Electric utility, distributor of oil and chemicals

 4.   Aventis S.A.
      Manufacturer of life science products

 5.   STMicroelectronics N.V.
      Manufacturer of semiconductor integrated circuits

 6.   Alcatel
      Manufacturer of telecommunications equipment

 7.   SK Telecom Co., Ltd.
      Provider of mobile telecommunications services

 8.   Samsung Electronics Co.
      Electronics manufacturer

 9.   BP Amoco plc
      Integrated world oil company

10.   Siemens AG
      Electrical engineering and electronics company

                   Scudder Variable Life Investment Fund | 82
                   International Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

International Portfolio

                                                                      Principal
                                                                        Amount ($)   Value ($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Repurchase Agreements 3.2%
----------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 6.53%, to be repurchased at                        ------------
    $26,619,478 on 7/3/2000** (Cost $26,605,000) .................... 26,605,000   26,605,000
                                                                                  ------------
----------------------------------------------------------------------------------------------
Bonds 0.0%
----------------------------------------------------------------------------------------------

 United Kingdom
 British Aerospace plc, 7.45%, 11/30/2003 (Producer of military                   ------------
    aircraft) (Cost $0) .............................................     82,371      121,232
                                                                                  ------------
----------------------------------------------------------------------------------------------
Participating Loan Note 0.3%
----------------------------------------------------------------------------------------------

 Luxembourg
 Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to 12/31/2005, 1% plus
    26.45% of net available cash flow to 4/30/2040                                ------------
    (Cost $2,218,612) ...............................................      1,700     2,058,282
                                                                                   -----------

                                                                         Shares
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Common Stocks 96.5%
----------------------------------------------------------------------------------------------

 Australia 1.5%
 Broken Hill Proprietary Co., Ltd. (Petroleum, mineral and steel
    exploration and production) ...................................      523,200    6,173,571
 WMC Ltd. (Mineral exploration and production) ....................      903,983    4,036,053
 Woodside Petroleum, Ltd. (Producer of oil and gas) ...............      298,500    2,318,405
                                                                                  -----------
                                                                                   12,528,029
                                                                                  -----------
 Canada 1.7%
 Canadian National Railway Co. (Railroad operator) ................      247,300    7,198,372
 Nortel Networks Corp. (Provider of telephony, data, wireless
    products) .....................................................       98,600    6,838,806
                                                                                  -----------
                                                                                   14,037,178
                                                                                  -----------
Finland 1.5%
 Nokia Oyj (International telecommunications company) .............      242,400   12,351,866
                                                                                  -----------

 France 18.4%
 AXA S.A. (Insurance group providing insurance, finance and real
    estate services) ..............................................       49,441    7,777,203
 Alcatel (Manufacturer of telecommunications equipment) ...........      210,820   13,807,683
 Aventis S.A. (Manufacturer of life science products) .............      226,754   16,526,645
 BNP Paribas (Bank) ...............................................      100,437    9,651,760
 Bouygues S.A.* (Conglomerate: public works, real estate and industrial development, engineering services, television
    and motion pictures) ..........................................        8,882    5,927,357
 Christian Dior S.A. (Fashion house) ..............................       31,001    7,019,264
 Credit Lyonnais S.A. (Provider of diversified banking services) ..      157,366    7,471,237
 Dassault Systemes S.A. (Computer aided design, manufacturing and
    engineering software) .........................................       32,787    3,053,856
 Etablissements Economiques du Casino Guichard-Perrachon S.A ......
    (Operator of supermarkets and convenience stores) .............       68,800    4,220,746
 Eurotunnel S.A.* (Designer, financer and constructor of a tunnel that runs under the English Channel and
    connects England to France) ...................................    3,989,287    3,613,026
 Lafarge S.A. (Warrant) (expires 3/20/2001)* (Producer of building
    materials) ....................................................            1            3
 Lagardere S.C.A. (Holding company with interests in publishing, defense, audiovisual production and services, telecommunications
    and media) ....................................................       46,214    3,524,648
 Pinault-Printemps-Redoute S.A. (Operator of department stores) ...       38,810    8,609,784
 Rhodia S.A. (Drug manufacturer and chemicals specialist) .........      361,871    6,071,817
 STMicroelectronics N.V. (Manufacturer of semiconductor integrated
    circuits) .....................................................      233,067   14,664,828
 Schneider Electric S.A. (Manufacturer of electronic components and
    automated manufacturing systems) ..............................       56,331    3,920,330

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 83
                   International Portfolio

                                                                         Shares       Value ($)
-------------------------------------------------------------------------------------------------

Societe BIC S.A. (Manufacturer of office supplies) ...............       105,719     5,170,382
Suez Lyonnaise des Eaux S.A. (Water and electric utility) ........        62,606    10,952,273
Total Fina ELF S.A. "B" (Explorer, developer, producer,
   transporter and marketer of oil and natural gas) ..............       127,484    19,518,816
                                                                                  ------------
                                                                                   151,501,658
                                                                                  ------------
Germany 11.1%
Allianz AG (Multi-line insurance company) ........................        24,936     9,021,751
Bayer AG (Chemical producer) .....................................       176,105     6,849,898
Celanese AG (Manufacturer and distributor of industrial chemicals)        15,526       300,475
Commerzbank AG (Provider of banking services) ....................        85,400     3,020,536
Deutsche Telekom AG (Telecommunication services) .................        58,613     3,324,782
Dresdner Bank AG (Provider of banking services) ..................       102,553     4,243,169
Ergo Versicherungs Gruppe AG (Insurance provider) ................        34,247     3,875,480
Epcos AG* (Producer of electronic components and integrated
   circuits) .....................................................        81,944     8,241,796
Heidelberger Druckmaschinen AG (Manufacturer of commercial
   printing presses) .............................................        20,125     1,218,321
HypoVereinsbank AG (Bank) ........................................       131,569     8,541,870
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)
   (Insurance company) ...........................................        28,191     8,895,917
SAP AG (Manufacturer of computer software) .......................        21,708     4,014,891
Siemens AG (Electrical engineering and electronics company) ......        82,699    12,417,468
VEBA AG (Electric utility, distributor of oil and chemicals) .....       349,075    17,105,435
                                                                                  ------------
                                                                                    91,071,789
                                                                                  ------------
Hong Kong 1.4%
China Mobile Ltd.* (Provider of cellular telecommunication
   services) .....................................................       584,000     5,150,341
Hutchison Whampoa Ltd. (Diversified investment holding company) ..       290,400     3,650,675
Legend Holdings Ltd. (Manufacturer of computers and related
   products) .....................................................     1,616,000     1,565,088
Li & Fung Ltd. (Exporter of consumer products) ...................       220,000     1,100,621
                                                                                  ------------
                                                                                    11,466,725
                                                                                  ------------
Italy 6.0%
Alleanza Assicurazioni SpA (Life insurance company) ..............       232,200     3,088,081
Assicurazioni Generali (Multi-line insurance and financial
   services company) .............................................       270,200     9,247,664
Banco Intesa SpA (Bank) ..........................................     1,585,471     7,088,974
Holding di Partecipazioni Industriali SpA* (Holding company) .....     1,561,300     2,083,851
Mediobanca SpA (Provider of loans and credit to manufacturing and
   service firms) ................................................       869,500     8,952,526
Riunione Adriatica di Sicurta SpA (Insurance company) ............       307,700     3,373,476
San Paolo - IMI SpA* (Personal, investment and commercial banking)       390,500     6,920,742
Seat Pagine Gialle SpA (Publisher of telecommunications
   directories) ..................................................     2,445,800     8,440,764
                                                                                  ------------
                                                                                    49,196,078
                                                                                  ------------
Japan 24.3%
Advantest Corp. (Producer of measuring instruments and
   semiconductor testing devices) ................................        19,900     4,444,775
Benesse Corp. (Provider of educational services) .................        24,800     1,721,490
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) .........       399,000     7,555,319
DDI Corp. (Provider of telecommunication services) ...............           327     3,150,021
Daiwa Securities Group, Inc. (Provider of brokerage and other
   financial services) ...........................................       399,000     5,275,535
East Japan Railway Co. (Railroad operator) .......................         1,345     7,824,715
Fuji Bank, Ltd. (Provider of commercial banking services) ........       886,000     6,744,260
Fujisawa Pharmaceutical Co. (Manufacturer and marketer of
   antibiotics) ..................................................        52,000     2,106,814
Fujitsu, Ltd. (Manufacturer of computers) ........................       329,000    11,403,220
Kyocera Corp. (Manufacturer of ceramic packaging) ................        54,000     9,174,671
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer
   electronic products) ..........................................       355,000     9,219,908
Mitsubishi Estate Co., Ltd. (Real estate company) ................       417,000     4,914,917
Mitsui Fudosan Co., Ltd. (Real estate company) ...................       485,000     5,267,507
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied
   electronic computers) .........................................        55,000     7,905,747
NEC Corp. (Manufacturer of telecommunication and computer
   equipment) ....................................................       347,000    10,912,877
NTT Mobile Communications Network, Inc. (Provider of various telecommunication
   services and equipment) .......................................           320     8,673,561

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 84
                   International Portfolio

                                                                          Shares       Value ($)
-------------------------------------------------------------------------------------------------

Nikko Securities Co., Ltd. (Securities broker and dealer) .........       503,000     4,987,959
Nintendo Co., Ltd. (Manufacturer of game equipment) ...............        40,800     7,136,195
Nippon Telegraph & Telephone Corp.* (Provider of telecommunication
   services) ......................................................           428     5,699,391
Nissan Motor Co., Ltd.* (Manufacturer of motor vehicles) ..........       823,000     4,857,865
Nomura Securities Co., Ltd. (Financial advisor, securities broker
   and underwriter) ...............................................       395,000     9,680,550
Ricoh Co., Ltd. (Manufacturer of copiers and information equipment)       245,000     5,194,551
Sakura Bank, Ltd. (Provider of banking services) ..................     1,141,000     7,898,692
Sankyo Co., Ltd. (Leading ethical drug producer) ..................       310,000     7,011,852
Sanyo Electric Co., Ltd. (Manufacturer of consumer electronics) ...       474,000     4,270,633
Softbank Corp. (Provider of electronic commerce, software and
   peripheral hardware equipment) .................................        13,600     1,849,554
Sony Corp. (Manufacturer of consumer and industrial electronic
   equipment) .....................................................        59,400     5,553,761
Sony Corp. (ADR) (Manufacturer of consumer electronics) ...........        18,600     1,754,213
Sumitomo Electric Industries, Ltd. (Manufacturer of electric wires
   and cables) ....................................................       349,000     5,992,180
Tokyo Electron Ltd. (Manufacturer of semiconductor production
   equipment) .....................................................        29,000     3,976,767
Toshiba Corp. (Manufacturer of electric machinery) ................       857,000     9,688,143
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer and marketer of
   a wide variety of pharmaceuticals) .............................       143,000     7,819,521
                                                                                   ------------
                                                                                    199,667,164
                                                                                   ------------
Korea 3.1%
SK Telecom Co., Ltd. (Provider of mobile telecommunications
   services) ......................................................        39,900    13,061,142
Samsung Electronics Co. (Electronics manufacturer) ................        38,660    12,793,919
                                                                                   ------------
                                                                                     25,855,061
                                                                                   ------------
Netherlands 4.4%
ABN AMRO Holding N.V. (Diversified financial services) ............       339,800     8,312,512
Akzo Nobel N.V. (Producer and marketer of healthcare products,
   coatings, chemicals and fibers) ................................        90,320     3,831,741
ASM Lithography Holding N.V.* (Developer, manufacturer and
   marketer of photolithography projections systems) ..............       115,230     4,945,649
Gucci Group N.V. (New York Shares) (Designer and producer of
   personal luxury accessories and apparel) .......................        66,700     6,319,825
Koninklinjke Kpn NV (Provider of telecommunications services) .....       162,200     7,244,571
Laurus NV (International food retailer) ...........................       136,520     1,633,399
VNU NV (International publishing company) .........................        75,320     3,884,721
                                                                                   ------------
                                                                                     36,172,418
                                                                                   ------------
Singapore 0.4%
Chartered Semiconductor Manufacturing Ltd. (ADR)* (Provider of
   wafer fabrication services to semiconductor suppliers) .........        36,100     3,249,000
                                                                                   ------------

Spain 0.9%
Telefonica S.A.* (Provider of telecommunication services) .........       366,007     7,850,985
                                                                                   ------------

Sweden 1.4%
Telefonaktiebolaget LM Ericsson AB (Producer of advanced systems
   and products for wired and mobile communications.) .............       598,000    11,871,896
                                                                                   ------------

Switzerland 3.2%
Nestle S.A.* (Registered) (Food manufacturer) .....................         5,314    10,623,445
Roche Holding AG* (Developer and manufacturer of pharmaceutical
   and chemical products) .........................................           507     4,929,684
Swiss Re (Registered) (Life, accident and health insurance company)         1,939     3,947,572
UBS AG (Registered) (Provider of banking and asset management
   services) ......................................................        45,145     6,606,451
                                                                                   ------------
                                                                                     26,107,152
                                                                                   ------------
Taiwan 2.2%
Far Eastern Textile Ltd. (Manufacturer of natural and synthetic
   textile products) ..............................................     1,907,560     2,371,645
GigaMedia Ltd.* (Provider of broadband Internet access services
   and content) ...................................................        65,200       790,550
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of electronic
   products) ......................................................       339,200     3,069,084
Taiwan Semiconductor Manufacturing Co.* (Manufacturer of
   integrated circuits) ...........................................     1,088,857     5,174,064

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 85
                   International Portfolio

                                                                       Shares       Value ($)
----------------------------------------------------------------------------------------------

United Microelectronics Corp., Ltd.* (Manufacturer of integrated
   circuits) ....................................................     2,349,600     6,538,350
                                                                                 ------------
                                                                                   17,943,693
                                                                                 ------------
United Kingdom 15.0%
ARM Holdings PLC* (Designer of RISC microprocessors and related
   technology) ..................................................       206,955     2,223,213
BOC Group PLC (Divisified chemical company) .....................       370,246     5,336,859
BP Amoco PLC (Integrated world oil company) .....................     1,304,901    12,552,741
Billiton PLC (Resource group that explores, produces and markets
   aluminum and other metal products) ...........................       672,262     2,743,865
British Aerospace PLC (Producer of military aircraft) ...........     1,004,588     6,279,961
British Airways PLC (Provider of passenger and cargo airline
   services) ....................................................       681,890     3,931,604
Cable & Wireless PLC (International telecommunication services in
   the United Kingdom and Hong Kong) ............................       396,882     6,738,500
Glaxo Wellcome PLC (Pharmaceutical company) .....................       141,951     4,150,419
Lasmo PLC (Oil production and exploration) ......................             5            11
Prudential Corp. PLC (Provider of a broad range of financial
   services) ....................................................       467,357     6,864,294
Reed International PLC (Publisher of scientific, professional and
   business-to-business materials) ..............................     1,093,783     9,542,689
Rentokil Initial PLC (Environmental services company) ...........       856,406     1,949,139
Reuters Group PLC (International news and information agency) ...       610,913    10,446,602
Rio Tinto PLC (Mining company) ..................................       652,558    10,693,371
Shell Transport & Trading PLC (Petroleum company) ...............     1,386,834    11,604,909
SmithKline Beecham PLC (Manufacturer of ethical drugs and health
   care products) ...............................................       314,266     4,124,633
Standard Chartered PLC (International banking group) ............       424,769     5,304,255
Vodafone AirTouch PLC (Provider of mobile telecommunication
   services) ....................................................     4,694,178    19,017,025
                                                                                 ------------
                                                                                  123,504,090
                                                                                 ------------

----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $680,460,452)                                           794,374,782
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $709,284,064) (a)                      823,159,296
----------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

(a) At June 30, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $709,378,018 was as follows:

     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost ......   $ 154,961,749

     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value ......      41,180,471
                                                                  --------------
     Net unrealized appreciation ...............................  $  113,781,278
                                                                  --------------

--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 2000, aggregated $440,587,028 and $377,874,093, respectively.


    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 86
                   International Portfolio

Financial Statements
--------------------------------------------------------------------------------

International Portfolio

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $709,284,064) .......................   $ 823,159,296
Foreign currency, at value (cost $4,414,287) ..................................       4,405,967
Receivable for investments sold ...............................................      10,252,009
Dividends receivable ..........................................................         315,978
Interest receivable ...........................................................          19,318
Receivable for Portfolio shares sold ..........................................      43,379,578
Foreign taxes recoverable .....................................................       1,004,733
Other assets ..................................................................             379
                                                                                  -------------
Total assets ..................................................................     882,537,258

Liabilities
------------------------------------------------------------------------------------------------
Due to custodian bank .........................................................         223,733
Payable for investments purchased .............................................      15,198,694
Accrued management fee ........................................................         552,728
Accrued accounting fee ........................................................         101,610
Other accrued expenses and payables ...........................................         163,035
                                                                                  -------------
Total liabilities .............................................................      16,239,800
------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 866,297,458
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 3,057,986 Net unrealized appreciation
(depreciation) on:
  Investments .................................................................     113,875,232
  Foreign currency related transactions .......................................         (43,212)
Accumulated net realized gain (loss) ..........................................     108,916,202
Paid-in capital ...............................................................     640,491,250
------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 866,297,458
------------------------------------------------------------------------------------------------
Class A

NetAsset Value and redemption price per share ($865,409,990 / 53,334,986
   outstanding shares of beneficial interest, no par value, unlimited number of   -------------
   shares authorized) .........................................................   $       16.23
                                                                                  -------------
Class B

Net Asset Value, offering and redemption price per share ($887,468 / 54,860
   outstanding shares of beneficial interest, no par value, unlimited number of   -------------
   shares authorized)                                                             $       16.18
                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 87
                   International Portfolio

---------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $312,292) ..........   $   6,176,795
Interest .......................................................       1,591,210
                                                                   -------------
Total Income ...................................................       7,768,005
                                                                   -------------
Expenses:
Management fee .................................................       3,474,437
Custodian fees .................................................         468,566
Accounting fees ................................................         108,747
Distribution fees (Class B) ....................................           1,024
Auditing .......................................................          14,366
Legal ..........................................................           7,704
Trustees' fees and expenses ....................................           7,292
Reports to shareholders ........................................           8,984
Registration fees ..............................................          65,441
Other ..........................................................           6,854
                                                                   -------------
Total expenses .................................................       4,163,415
---------------------------------------------------------------------------------
Net investment income (loss)                                           3,604,590
---------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     115,935,617
Foreign currency related transactions ..........................         297,680
                                                                   -------------
                                                                     116,233,297
                                                                   -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (196,474,676)
Foreign currency related transactions ..........................         (25,766)
                                                                   -------------
                                                                    (196,500,442)
---------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (80,267,145)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (76,662,555)
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                   Scudder Variable Life Investment Fund | 88
                   International Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months       Year Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)       1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     3,604,590    $     4,542,149
Net realized gain (loss) on investment transactions ....................................       116,233,297         79,382,785
Net unrealized appreciation (depreciation) on investment transactions during the period.      (196,500,442)       221,137,282
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ........................       (76,662,555)       305,062,216
                                                                                           ---------------    ---------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................        (4,323,565)          (722,598)
                                                                                           ---------------    ---------------
Class B ................................................................................            (1,773)              --
                                                                                           ---------------    ---------------
Net realized gains:
Class A ................................................................................       (87,912,485)       (53,833,552)
                                                                                           ---------------    ---------------
Class B ................................................................................           (81,114)           (42,651)
                                                                                           ---------------    ---------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................     2,189,354,062      2,032,640,835
Reinvestment of distributions ..........................................................        92,236,050         54,556,150
Cost of shares redeemed ................................................................    (2,121,675,119)    (1,971,986,035)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class A share transactions ..................       159,914,993        115,210,950
                                                                                           ---------------    ---------------
Class B
Proceeds from shares sold ..............................................................           375,314            116,161
Reinvestment of distributions ..........................................................            82,887             42,651
Cost of shares redeemed ................................................................           (85,922)           (33,017)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class B share transactions ..................           372,279            125,795
                                                                                           ---------------    ---------------
Increase (decrease) in net assets ......................................................        (8,694,220)       365,800,160
Net assets at beginning of period ......................................................       874,991,678        509,191,518

Net assets at end of period (including undistributed net investment income of $3,057,986   ---------------    ---------------
   and $3,778,734, respectively)                                                           $   866,297,458    $   874,991,678
                                                                                           ---------------    ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ..............................................        42,980,529         34,950,563
                                                                                           ---------------    ---------------
Shares sold ............................................................................       123,603,201        130,483,172
Shares issued to shareholders in reinvestment of distributions .........................         5,610,465          3,831,190
Shares redeemed ........................................................................      (118,859,209)      (126,284,396)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................        10,354,457          8,029,966
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................        53,334,986         42,980,529
                                                                                           ---------------    ---------------
Class B
Shares outstanding at beginning of period ..............................................            33,910             25,342
                                                                                           ---------------    ---------------
Shares sold ............................................................................            20,333              7,601
Shares issued to shareholders in reinvestment of distributions .........................             5,057              3,004
Shares redeemed ........................................................................            (4,440)            (2,037)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................            20,950              8,568
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................            54,860             33,910
                                                                                           ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

                  Scudder Variable Life Investment Fund | 89
                   International Portfolio

Financial Highlights

International Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A (b)

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000(f)   1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $20.34   $14.56   $14.11  $13.25   $11.82   $10.69
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .07      .12(e)   .13     .14      .12      .11
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (2.26)    7.17     2.29    1.04     1.60     1.07
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       (2.19)    7.29     2.42    1.18     1.72     1.18
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     (.09)    (.02)    (.26)   (.21)    (.29)    (.01)
Net realized gains on investment transactions                            (1.83)   (1.49)   (1.71)   (.11)      --     (.04)
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                    (1.92)   (1.51)   (1.97)   (.32)    (.29)    (.05)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $16.23   $20.34   $14.56  $14.11   $13.25   $11.82
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.89)** 54.51    18.49    9.07    14.78    11.11
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     865      874      509     427      726      548
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                      .97*    1.03     1.04    1.00     1.05     1.08
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .84*     .76      .90     .94      .95      .95
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 94*      86       71      61       33       46
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                 2000(f)   1999     1998    1997(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $20.24   $14.51   $14.08  $13.76
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                               .07      .08(e)      .10 (.00)(d)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                       (2.26)    7.14     2.29     .32
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                       (2.19)    7.22     2.39     .32
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                     (.04)      --     (.25)     --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                            (1.83)   (1.49)   (1.71)     --
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                    (1.87)   (1.49)   (1.96)     --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $16.18   $20.24   $14.51  $14.08
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                        (10.94)** 54.13    18.28    2.33**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                     .89      .69      .37     .35
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                     1.22*    1.28     1.28    1.24*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                  .59*     .53      .69    (.00)(d)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                 94*      86       71      61**
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  On May 8, 1997, existing shares were designated as Class A shares.

(c) For the period May 8, 1997 (commencement of sale of Class B shares) to December 31, 1997.

(d)  Amount shown is less than one half of $.005.

(e) Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

(f)  For the six months ended June 30, 2000 (Unaudited).

*    Annualized

**   Not annualized

                   Scudder Variable Life Investment Fund | 90
                   International Portfolio

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. Its shares are divided into nine separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Large Company Growth Portfolio, 21st Century Growth Portfolio (formerly Small Company Growth Portfolio), Global Discovery Portfolio and International Portfolio. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes of Shares of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. Class B shares are subject to a Rule 12b-1 fee under the 1940 Act, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee). Differences in class expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class specific arrangements.

Security Valuation. The Money Market Portfolio values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the

                   Scudder Variable Life Investment Fund | 91 prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the International Portfolio utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although an additional distribution may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

                   Scudder Variable Life Investment Fund | 92

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Original issue discounts are accreted for both tax and financial reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated among the Portfolios.

B. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 72% and 13%, respectively.

Bond Portfolio: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 20%, 11%, 36% and 14%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 38%, 13% and 40%, respectively.

Growth and Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 21%, 41% and 12%, respectively. One Participating Insurance Company was owner of record of 95% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 16% and 56%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Large Company Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 79% and 12%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

21st Century Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 79% and 15%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 32% and 21%, respectively. One Participating Insurance Company was owner of record of 99% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 14%, 35% and 16%, respectively. Two Participating Insurance Company were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 19% and 79%, respectively.

C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .975% for the Global Discovery Portfolio, .625% for the Large Company Growth Portfolio, .875% for the 21st Century Growth Portfolio, .475% for the first $500,000,000, .450% for the next $500,000,000, and .425% over $1,000,000,000 for the Capital Growth
Portfolio, and .875% for the first $500,000,000, .725% over $500,000,000 for the
International Portfolio, computed and accrued daily and payable

                   Scudder Variable Life Investment Fund | 93 monthly. The equivalent annual effective rate for the Capital Growth Portfolio and the International Portfolio was 0.46% and 0.81%, respectively. As manager of the assets of each Portfolio, the Adviser directs the investments of the Portfolios in accordance with their respective investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 2001, the Adviser has agreed to maintain the expenses for the Large Company Growth Portfolio and the 21st Century Growth Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolios' expenses are maintained at 1.25% and 1.50% of average daily net assets, respectively. Effective May 1, 2000 and until April 30, 2001, the Adviser has agreed to maintain the expenses for the Global Discovery Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolio's expenses are maintained at 1.25% of average daily net assets.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the six months ended June 30, 2000 are detailed in each Portfolio's statement of operations.

D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Expense Off-Set Arrangements

The Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Large Company Growth Portfolio and 21st Century Growth Portfolio have entered into an arrangement with their custodian whereby credits as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expense. During the six months ended June 30, 2000, the custodian fees were reduced as follows:

                                                                    Custody
                                                                   Credits ($)
-------------------------------------------------------------------------------
Money Market Portfolio .........................................       97
Bond Portfolio .................................................      517
Balanced Portfolio .............................................      310
Growth and Income Portfolio ....................................    7,198
Capital Growth Portfolio .......................................      852
Large Company Growth Portfolio .................................    1,732
21st Century Growth Portfolio ..................................    7,068

                   Scudder Variable Life Investment Fund | 94

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------





Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.